UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07095

T. Rowe Price Summit Municipal Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

Item 1. Report to Shareholders

Summit Municipal Intermediate Fund	October 31, 2015

The views and opinions in this report were current as of October 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds produced positive returns and outperformed taxable bonds in the 12-month period ended October 31, 2015. Munis have been one of the better-performing asset classes in the last few months, as global markets and other higher-risk assets fell sharply over the summer in response to China’s economic deceleration and tumbling commodity prices. Money market yields remained near 0% throughout the year. Intermediate- and long-term municipal bond yields fluctuated considerably at times but were ultimately little changed over the last 12 months. Longer-maturity and lower-quality municipals generally outperformed shorter-maturity and higher-quality issues, respectively. The T. Rowe Price Summit Municipal Funds performed in line with or better than their benchmarks over the reporting period, and their longer-term relative performance remained favorable.

ECONOMY AND INTEREST RATES

The U.S. economy grew moderately over the last year. Although the economy’s 1.5% “headline” third-quarter growth rate was somewhat slower than the brisk annualized 3.9% pace in the second quarter, consumption, residential investment, and business fixed investment trends remained solid. The labor market continued to improve, with the national unemployment rate falling to 5.0% in October, its lowest level since 2008. Inflation is likely to remain very low in the near term due to declining prices of oil and other commodities; lower energy costs bode well for consumer spending. According to T. Rowe Price Chief U.S. Economist Alan Levenson, the Federal Reserve could begin raising short-term interest rates in mid-December, as economic conditions are very close to what Fed officials need to justify a first rate increase. Subsequent rate hikes are expected to be gradual.

There were large fluctuations in Treasury and municipal yields at times over the last 12 months in anticipation of the onset of tighter Fed monetary policy and in response to periodic turmoil in global markets. Both the Treasury and municipal yield curves flattened over the period, as two-year Treasury and muni yields increased in anticipation of the Fed’s first rate increase, while long-term muni yields were little changed and long-term Treasury yields declined. At the end of our reporting period, 30-year municipal bonds yielded more than 30-year Treasuries, making them attractive versus taxable bonds as an alternative for taxable fixed income investors.

As an illustration of their relative attractiveness, on October 31, 2015, the 3.07% yield offered by a 30-year tax-free general obligation (GO) bond rated AAA was about 105% of the 2.93% pretax yield offered by a 30-year Treasury bond. Including the 3.8% net investment income tax that took effect in 2013 as part of the Affordable Care Act, the top marginal federal tax rate currently stands at 43.4%. An investor in this tax bracket would need to invest in a taxable bond yielding about 5.42% to receive the same after-tax income as that generated by the municipal bond. (To calculate a municipal bond’s taxable-equivalent yield, divide the yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.434, or 0.566.)

MUNICIPAL MARKET NEWS

In the first 10 months of 2015, total municipal bond issuance was high at about $348 billion, according to The Bond Buyer. Although supply tapered off in September and October, refunding debt has risen significantly this year, as muni issuers have been taking advantage of low borrowing costs to refinance older, higher-cost debt. Inflows into the muni market in the first quarter of 2015 transitioned into a slow but steady pace of outflows in the second and third quarters. Overall, year-to-date flows remain positive.

When Less Is Really More

Despite low nominal yields, municipal bonds remain attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

Generally, fundamentals for municipal issuers remain solid overall. The overwhelming number of issuers in the $3.7 trillion municipal bond market are acting responsibly—raising revenues, reducing expenses, balancing budgets, and taking steps to address long-term liability issues. Most state and local governments have been very cautious about adding to indebtedness since the financial crisis, and a strengthening economy has helped tax revenues rebound. Over 60% of the market, as measured by the Barclays Municipal Bond Index, is AAA or AA rated.

Although the market is overwhelmingly high quality, many states and municipalities are grappling with underfunded pensions and other post-employment benefit (OPEB) obligations. Reporting rules from the Governmental Accounting Standards Board newly in effect will bring greater transparency to state and local governments’ pension funding gaps, a long-term risk investors often overlooked in the past. We believe the market will price in higher pension risks over time, as the magnitude of unfunded liabilities becomes more conspicuous.

Earlier this year, Chicago’s financial problems, highlighted by an underfunded pension system and other considerations, drew increasing attention, particularly after Moody’s downgraded the city’s GO debt to below investment-grade status in May. The move by Moody’s came just as the Illinois Supreme Court had reversed steps toward pension reform that had recently been introduced in the state. In July, Chicago’s plan to reform a portion of its underfunded pension system was similarly struck down by an Illinois Circuit Court judge, who ruled that the proposed changes would diminish pension benefits for individual workers and violate the state constitution, which led to further credit spread widening on bonds from both the city and the state. More recently, Chicago-related debt has seen some spread tightening as a $500 million property tax increase to address an increase in contributions to police and fire pensions was approved by the city council. While incrementally positive, the city’s budget remains significantly imbalanced. The Summit Municipal Funds have no exposure to GO debt issued by Chicago, and the recent developments in the city reinforce our bias for revenue bonds that are more insulated from the pension funding risks faced by GO debt.

What Rising Rates Mean for Bonds

After benefiting from a prolonged period of falling interest rates, many bond investors are concerned that a new era of rising rates is at hand. Whether this is so is far from certain—rates have defied the expectations of many by remaining low even as the economy has improved, and they may stay below long-term averages for some time to come. Nevertheless, investors should be aware of the risks of investing in bonds, including the risk that interest rates will increase and weigh on bond prices.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's weighted average effective duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% in value for every 1 percentage point rise in rates. Even this is only part of the picture, however— rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When shareholders are returned their principal, they can reinvest at a higher yield. Indeed, for investors in a bond fund with a low duration and weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

Puerto Rico was also in the headlines in the last few months. In late June, Governor Alejandro García Padilla conceded that the commonwealth could not continue servicing its roughly $72 billion in public debt. Puerto Rico subsequently experienced its first official default when it failed to make the full payment due on its Public Finance Corporation bonds at the beginning of August; while this event weighed on the high yield muni index, contagion in the broad muni market has been limited. In September, the commonwealth released a fiscal and economic growth plan that will likely entail a debt restructuring, as the priority of paying debt service as scheduled was notably absent from the plan. Near the end of our reporting period, the Obama administration proposed that Congress create a formal bankruptcy process for U.S. territories, such as Puerto Rico. T. Rowe Price’s municipal team has long maintained that Puerto Rico’s debt burden is unsustainable and would eventually need to be restructured. Our Summit municipal bond portfolios have no exposure to the commonwealth’s bonds.

In terms of sector performance, revenue bonds outperformed GOs over the last year. We continue to favor bonds backed by a dedicated revenue stream over GOs, with a preference for higher-yielding health care and transportation debt. Among revenue bonds, the hospital, industrial development/pollution control, and resource recovery segments were among the best performers in the last 12 months, while the leasing, special tax, and electric sectors lagged. High yield tobacco bonds performed extremely well, outpacing the broad muni market by a wide margin.

PORTFOLIO REVIEW

Summit Municipal Money Market Fund
Your fund returned 0.02% in the 12-month period ended October 31, 2015, which was in line with the performance of the Lipper Tax-Exempt Money Market Funds Index. The Federal Reserve has maintained a zero interest rate policy since the financial crisis in 2008, weighing heavily on returns for money market investors. While the Fed appears to be moving closer to initiating rate increases, the municipal money market remains dominated by a decreasing supply environment that we believe will restrain yields for some time to come.

Over the past six months, overnight yields remained largely unchanged, at 0.01%. Yields on seven-day variable rate demand notes (VRDN) actually moved lower, averaging 0.02%. While other fixed income markets may be anticipating higher rates, yields on one-year notes moved higher by only one basis point, to 0.23%.

The supply/demand imbalance that we have noted in prior shareholder letters shows little sign of abating, and we believe these conditions will restrain yields for some time to come. Municipal issuers have restructured much of their borrowing to lock in favorable long-term financing rates, reducing exposure to short-term rate increases. VRDN supply is currently around $238 billion, down 58.7% from the high in 2007 of $565 billion. The result has been dramatic; for the first time in many years, total municipal money market assets under management, at $244 billion, are higher than VRDN supply outstanding. This imbalance goes a long way toward explaining the near-zero yields that persist on short-dated municipals.

Better economic conditions are also having an impact on supply. Municipalities have seen revenues increase over the last couple of years, reducing their need for short-term borrowing. As a result, two of the largest borrowers in the short-term muni market—Texas and California—have not issued this year. This is good news for municipalities but bad news for money funds as both issuers are well-known, liquid names owned by many muni money funds. Other note issuers have reduced borrowing as well, and overall note issuance is expected to decrease by at least 20% this year.

When the Fed begins removing monetary accommodation, we believe the path toward rate normalization will be long and slow. As always, we remain committed to managing a highly liquid, diversified portfolio focused on quality and stability of principal, which we deem of utmost importance to our valued shareholders.

Summit Municipal Intermediate Fund
Your fund returned 2.37% during the 12-month period ended October 31, 2015, outpacing its Lipper peer group average, which returned 1.41%. (Performance for the Advisor Class was lower due to its different fee structure.) Our relative performance benefited from security selection, sector allocation decisions, and yield curve positioning.

The fund’s overweight to longer maturities contributed to better relative results for the period. We believe the longer end of the yield curve continues to offer the most attractive value as a result of the significant additional yield available there versus shorter-maturity securities. While we expect the curve to flatten as the Fed raises short-term interest rates, much of this flattening will occur inside 10 years, with higher short-term rates. We kept the portfolio’s duration nearly unchanged, finishing the period at 4.4 years, which was modestly longer than that of the Barclays benchmark.

Our overall bias toward revenue-backed debt at the expense of GO debt was beneficial over the period as credit spreads widened on some troubled GO issuers that we have long avoided, such as the City of Chicago. Our positioning is a result of our view that many state and local governments face longer-term fiscal challenges, particularly those heavily burdened with unfunded pension and OPEB liabilities. We continue to maintain large positions in transportation and health care bonds because these issuers tend to offer higher yields than other sectors. Our overweight to health care added value as it was one of the top-performing sectors in the index over the past year. Credit selection in the transportation, special tax, power, and industrial revenue sectors also contributed to relative results.

The fund’s allocation to the prerefunded sector has continued to tick up as a result of existing holdings being refunded. Persistently low rates have enabled issuers to refinance older, high-cost debt at more favorable terms. This exposure represents a modest addition of liquidity within the portfolio, which we believe is appropriate within today’s volatile rate environment.

In terms of credit quality positioning, the fund has an overweight in lower-quality investment-grade bonds, particularly debt rated A and BBB. We believe that these lower-quality investment-grade bonds provide more attractive value than their higher-quality counterparts. We also maintain a very modest allocation to bonds with noninvestment-grade ratings and unrated securities, which provides further credit quality diversification.

Summit Municipal Income Fund
Your fund returned 2.95% for the 12-month period ended October 31, 2015, outperforming the Lipper General & Insured Municipal Debt Funds Average, which returned 2.48%. (Performance for the Advisor Class was lower due to its different fee structure.) Our relative performance benefited primarily from security selection and sector allocation decisions.

We maintained an overweight in bonds with maturities of 20 years and longer to capture the additional yield offered on the longer end of the curve, which has aided returns over the longer term. This positioning is in line with our outlook for shorter-term rates to rise more than longer maturities when the Fed begins raising rates. The fund’s duration shortened to 4.6 years from 5.0 years over the past year and is shorter than the duration of the Barclays benchmark. Our analysis shows that our positioning is in line with the average in the fund’s peer group.

Our bias toward revenue bonds over GOs added value. Many state and local governments face longer-term fiscal challenges, particularly those heavily burdened with unfunded pension and OPEB liabilities. Therefore, the fund continues to be overweight in revenue bonds, which we believe offer greater value, and underweight in both state and local GO debt. Within the revenue sector, health care debt is our largest investment and was one of the top-performing sectors in the index over the past year. During the period we added health care bonds from issuers that included Maryland State Health for Anne Arundel Health System and Martin County Florida Memorial Medical Center. Transportation remains one of our largest positions, though our allocation modestly declined during the period; this was partly a result of a Virginia Route 460 Toll Road bond being called in full, which we had been expecting. The portfolio benefited from credit selection in the transportation, industrial revenue, and health care sectors. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The fund’s allocation to prerefunded securities increased over the period as muni issuers have been taking advantage of low borrowing costs to refinance older, higher-cost debt. This exposure represents a modest addition of liquidity within the portfolio, which we believe is appropriate within today’s volatile rate environment. The increase in prerefunded holdings also contributed to our shorter weighted average maturity, which declined to 16.0 years from 17.4 years 12 months ago.

We did not significantly change the fund’s credit quality profile, as we maintained an underweight in high-quality AAA and AA rated debt and an overweight in bonds rated A and lower. Our capable and vigorous credit research team assists us in being selective with investment opportunities that offer incremental risk-adjusted yield. We continue to seek securities with strong fundamentals in the A and BBB baskets that offer greater credit spreads than their higher-quality counterparts.

OUTLOOK

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. While fundamentals are sound overall and technical support should persist, there could be hurdles in the months ahead. In particular, with the Fed preparing to tighten monetary policy, we are mindful that rising rates would likely weaken the appetite for bonds with higher interest rate risk. However, with the Fed likely to act cautiously, the transition to higher rates may not be as painful as some fear.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. These funding gaps stem from investment losses during the financial crisis, insufficient plan contributions over time, and unrealistic return projections. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states.

Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Summit Municipal Income Fund

November 19, 2015

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades, defaults on scheduled interest and principal payments, and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal alternative minimum tax (AMT).

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, they should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Barclays Intermediate Competitive (1–17 Yr. Maturity) Bond Index: A subindex of the Barclays Municipal Bond Index. It is a rules-based, market value-weighted index of bonds with maturities of one year to 16 years and 11 months engineered for the tax-exempt bond market.

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Call: An issuer’s right to redeem a bond before its scheduled maturity date.

Credit spread: The additional yield that investors demand to hold a bond with credit risk compared with a Treasury security with a comparable maturity date.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Inflation: A sustained increase in prices throughout the economy.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue (or revenue-backed) bond: A bond issued to fund specific projects, such as airports, bridges, hospitals, or toll roads, where a portion of the revenue generated is used to service the interest payments on the bonds.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Variable rate demand note (VRDN): Generally, a debt security that requires the issuer to redeem at the holder’s discretion on a specified date or dates prior to maturity. Upon redemption, the issuer pays par to the holder who loses future coupon payments that might otherwise be due. The VRDN might be especially attractive at times of rising rates, to protect against interest rate risk by redeeming at par value and reinvesting proceeds in a new bond.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 9/30/15	SEC Yield (7-Day Simple)*	SEC Yield (7-Day Simple)– Unsubsidized	1 Year	5 Years	10 Years	Since Inception	Inception Date
Summit Municipal Money Market Fund	0.01%	-0.37%	0.02%	0.01%	0.91%	–	
Summit Municipal Intermediate Fund	–	–	2.53	3.56	4.27	–	
Summit Municipal Intermediate Fund–Advisor Class	–	–	2.28	–	–	2.44%	8/8/12
Summit Municipal Income Fund	–	–	3.31	4.75	4.82	–	
Summit Municipal Income Fund–Advisor Class	–	–	3.13	–	–	3.28	8/8/12

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal periods. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than does the total return.

*In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund's net yield; without it, the fund's 7-day yield would have been lower. Please see the prospectus for more details.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	Year Ended 10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
NET ASSET VALUE					
Beginning of period	$ 11.97	$ 11.60	$ 12.00	$ 11.47	$ 11.48
Investment activities					
Net investment income(1)	0.31	0.32	0.33	0.35	0.37
Net realized and unrealized gain / loss	(0.03)	0.37	(0.40)	0.53	(0.01)(2)
Total from investment activities	0.28	0.69	(0.07)	0.88	0.36
Distributions					
Net investment income	(0.31)	(0.32)	(0.33)	(0.35)	(0.37)
Net realized gain	-(3)	-	-	-	-
Total Distributions	(0.31)	(0.32)	(0.33)	(0.35)	(0.37)
NET ASSET VALUE					
End of period	**$ 11.94**	**$ 11.97**	**$ 11.60**	**$ 12.00**	**$ 11.47**

Ratios/Supplemental Data

Total return(4)	**2.37%**	**6.02%**	**(0.57)%**	**7.72%**	**3.21%**
Ratio of total expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	2.61%	2.69%	2.82%	2.92%	3.25%
Portfolio turnover rate	11.8%	5.9%	11.9%	7.1%	17.0%
Net assets, end of period (in millions)	$ 3,855	$ 3,853	$ 2,975	$ 2,257	$ 1,822

(1) Per share amounts calculated using average shares outstanding method.

(2) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of the fund's shares in relation to fluctuating market values for the investment portfolio.

(3) Amounts round to less than $0.01 per share.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Advisor Class

	Year Ended 10/31/15	10/31/14	10/31/13	8/8/12 Through 10/31/12
NET ASSET VALUE				
Beginning of period	$ 11.97	$ 11.60	$ 12.00	$ 11.94
Investment activities				
Net investment income[1]	0.28	0.28	0.30	0.07
Net realized and unrealized gain / loss	(0.03)	0.38	(0.40)	0.06[2]
Total from investment activities	0.25	0.66	(0.10)	0.13
Distributions				
Net investment income	(0.28)	(0.29)	(0.30)	(0.07)
Net realized gain	-[3]	-	-	-
Total Distributions	(0.28)	(0.29)	(0.30)	(0.07)
NET ASSET VALUE				
End of period	**$ 11.94**	**$ 11.97**	**$ 11.60**	**$ 12.00**

Ratios/Supplemental Data

Total return[4]	**2.11%**	**5.75%**	**(0.82)%**	**1.09%**
Ratio of total expenses to average net assets	0.75%	0.75%	0.75%	0.75%[5]
Ratio of net investment income to average net assets	2.35%	2.40%	2.56%	2.59%[5]
Portfolio turnover rate	11.8%	5.9%	11.9%	7.1%
Net assets, end of period (in thousands)	$ 4,568	$ 3,301	$ 1,538	$ 251

(1) Per share amounts calculated using average shares outstanding method.

(2) The amount presented is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of the fund's shares in relation to fluctuating market values for the investment portfolio.

(3) Amounts round to less than $0.01 per share.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(5) Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	Par	$ Value
MUNICIPAL SECURITIES 98.8%		
Alabama 0.2%		
Health Care Auth. for Baptist Health, Series D, 5.00%, 11/15/18	1,685	1,691
Univ. of Alabama Board of Trustees, Univ. of Alabama Birmingham Hosp., Series A, 5.75%, 9/1/22 (Tender 9/1/18)	4,000	4,496
		6,187
Alaska 0.1%		
Anchorage, Series C, GO, 5.00%, 3/1/20 (1)	3,255	3,268
		3,268
Arizona 0.9%		
Arizona Board of Regents, Arizona State Univ., Series 2008-C 6.00%, 7/1/26 (Prerefunded 7/1/18) (2)	2,350	2,667
Arizona Transportation Board, Highway, Series A 5.00%, 7/1/17	6,720	7,217
Arizona Transportation Board, Highway, Series B 5.00%, 7/1/27 (Prerefunded 7/1/18) (2)	2,145	2,382
Peoria IDA, Sierra Winds Life Care 5.00%, 11/15/19	1,680	1,744
Peoria IDA, Sierra Winds Life Care 5.00%, 11/15/24	2,020	2,082
Peoria IDA, Sierra Winds Life Care 5.25%, 11/15/29	2,110	2,132
Phoenix Civic Improvement Corp., Phoenix Sky Harbor Int'l. Airport, Series A, 5.00%, 7/1/29	6,120	6,924
Phoenix IDA, Mayo Clinic, Series B, VRDN, 0.01%, 11/15/52	2,300	2,300
Salt River Project Agricultural Improvement & Power, Electric Series A, 5.00%, 1/1/28	6,000	6,499
		33,947
California 12.1%		
ABAG Fin. Auth. for Nonprofit Corp., Sharp Healthcare, Series A 5.00%, 8/1/31	1,000	1,149

ABAG Fin. Auth. for Nonprofit Corp., Sharp Healthcare, Series A 5.00%, 8/1/33	2,000	2,277
Bay Area Toll Auth., San Francisco, 5.00%, 4/1/26	18,165	21,613
Bay Area Toll Auth., San Francisco, 5.00%, 4/1/28	9,875	11,588
Bay Area Toll Auth., San Francisco, Series F-1, 5.00%, 4/1/25 (Prerefunded 4/1/19) (2)	4,495	5,118
Bay Area Toll Auth., San Francisco, Series F-1, 5.25%, 4/1/26 (Prerefunded 4/1/19) (2)	6,590	7,559
Bay Area Toll Auth., Series B, 1.50%, 4/1/47 (Tender 4/2/18)	7,400	7,497
California, Economic Recovery, Series A, 5.00%, 7/1/22 (Prerefunded 7/1/16) (2)	8,365	8,633
California, Economic Recovery, Series A, 5.25%, 7/1/21 (Prerefunded 7/1/19) (2)	8,740	10,109
California, Economic Recovery, Series A, Unrefunded 5.25%, 7/1/21 (Prerefunded 7/1/19) (2)	5,015	5,801
California, GO, 5.00%, 9/1/17	4,030	4,359
California, GO, 5.00%, 8/1/18	20,250	22,576
California, GO, 5.00%, 10/1/26	16,565	19,774
California, GO, 5.00%, 10/1/27	18,140	21,521
California, GO, 5.00%, 11/1/27	20,000	23,988
California, GO, 5.00%, 10/1/29	13,950	16,442
California, GO, 5.00%, 8/1/30	4,000	4,739
California, GO, 5.00%, 8/1/35	9,875	11,287
California, Various Purpose, GO, 5.00%, 10/1/17	5,100	5,534
California, Various Purpose, GO, 5.00%, 4/1/18	10,000	11,025
California, Various Purpose, GO, 5.25%, 3/1/23	6,000	7,002
California Dept. of Water Resources, Power Supply 5.00%, 5/1/22	4,605	5,088
California Dept. of Water Resources, Power Supply, Series H 5.00%, 5/1/22 (Prerefunded 5/1/18) (2)	3,575	3,955
California Dept. of Water Resources, Power Supply, Series H 5.00%, 5/1/22 (3)	1,425	1,574

California Dept. of Water Resources, Power Supply, Series O 5.00%, 5/1/22	5,000	6,066
California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/20	1,400	1,405
California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/27	7,650	7,678
California HFA, Memorial Health Services, Series A 5.00%, 10/1/19	1,000	1,157
California HFA, Memorial Health Services, Series A 5.00%, 10/1/20	1,000	1,182
California HFA, Sutter Health, Series D, 5.25%, 8/15/31	4,000	4,650
California Municipal Fin. Auth., Caritas Affordable Housing Series A, 5.00%, 8/15/30	1,000	1,131
California Municipal Fin. Auth., Waste Management, Series A 1.125%, 2/1/39 (Tender 2/1/17)	5,000	5,029
California Public Works Board, Judicial Council, Series A 5.00%, 3/1/27	1,350	1,582
California Public Works Board, Judicial Council, Series A 5.00%, 3/1/28	1,650	1,922
California Statewide CDA, Front Porch Communities (Internext) Series A, 5.125%, 4/1/37 (4)	1,600	1,640
California Statewide CDA, Huntington Memorial Hosp. Series B, 5.00%, 7/1/32	3,000	3,365
California Statewide CDA, Huntington Memorial Hosp. Series B, 5.00%, 7/1/33	2,380	2,660
California Statewide CDA, Southern California Edison, Series C PCR, 4.25%, 11/1/33 (Tender 11/1/16) (5)	2,000	2,071
Golden State Tobacco Securitization Corp., Tobacco Industry Series A1, 4.50%, 6/1/27	6,235	6,092
Los Angeles Airports, Series D, 5.00%, 5/15/25	3,390	3,949
Los Angeles Airports, Series D, 5.25%, 5/15/27	11,240	13,168
Los Angeles Dept. of Water & Power, Electric, Series A 5.00%, 7/1/21	2,800	3,354
Los Angeles Dept. of Water & Power, Electric, Series A 5.00%, 7/1/27	90	107
Los Angeles Dept. of Water & Power, Electric, Series B 5.00%, 7/1/29	15,735	18,417

Los Angeles Municipal Improvement Corp., Capital Improvement, Series A, 5.00%, 3/1/17	2,550	2,706
Los Angeles Municipal Improvement Corp., Capital Improvement, Series A, 5.00%, 3/1/20	6,100	7,078
Los Angeles Municipal Improvement Corp., Real Property Series C, 4.00%, 3/1/16	1,000	1,013
Los Angeles Municipal Improvement Corp., Real Property Series C, 4.00%, 3/1/17	1,860	1,949
Los Angeles Municipal Improvement Corp., Real Property Series C, 4.625%, 3/1/18	1,205	1,314
Northern California Gas Auth. No 1, Series B VR, 0.938%, 7/1/27	2,000	1,845
San Buenaventura, Community Memorial Health 6.00%, 12/1/19	2,220	2,532
San Buenaventura, Community Memorial Health 6.25%, 12/1/20	2,000	2,345
San Buenaventura, Community Memorial Health 6.50%, 12/1/22	2,620	3,144
San Buenaventura, Community Memorial Health 7.50%, 12/1/41	4,700	5,708
San Francisco City & County Airports Commission, Int'l. Airport Series C, 5.00%, 5/1/22	9,000	10,475
San Francisco City & County Airports Commission, Int'l. Airport Series C, 5.00%, 5/1/23	16,000	18,599
San Francisco City & County Airports Commission, Series E 5.50%, 5/1/25	9,200	10,545
San Fransisco Community College Dist., GO, 5.00%, 6/15/29	905	1,070
San Fransisco Community College Dist., GO, 5.00%, 6/15/30	3,000	3,515
San Fransisco Community College Dist., GO, 5.00%, 6/15/31	4,060	4,760
San Jose, Airport, Series C, 5.00%, 3/1/28	1,750	2,036
San Jose, Airport, Series C, 5.00%, 3/1/29	2,000	2,307
Southern California Public Power Auth., Series A 5.00%, 7/1/23	3,290	3,684
Univ. of California Regents, Series AI, 5.00%, 5/15/32	13,500	15,566
Univ. of California Regents, Series G, 5.00%, 5/15/30	7,800	9,105

Univ. of California Regents, Series G, 5.00%, 5/15/32	6,000	6,958
Univ. of California Regents, Series G, 5.00%, 5/15/37	20,085	22,904
		467,991
Colorado 1.6%		
Colorado HFA, Catholic Health Initiatives, Series A 5.00%, 7/1/18	5,000	5,518
Colorado HFA, Catholic Health Initiatives, Series A 5.00%, 7/1/19	10,035	11,365
Colorado HFA, Evangelical Lutheran Good Samaritian Society 5.00%, 6/1/16	250	254
Colorado HFA, Valley View Hosp., 5.50%, 5/15/28	1,005	1,094
Denver City & County Airport, Series A, 5.00%, 11/15/17 (5)	3,500	3,674
Denver City & County Airport, Series A, 5.00%, 11/15/22	3,500	4,036
Denver City & County Airport, Series A, 5.00%, 11/15/24 (6)	5,000	5,020
Denver City & County Airport, Series A, 5.25%, 11/15/27	5,560	6,269
Denver City & County Airport, Series A1, 5.00%, 11/15/17 (7)	2,795	3,033
Denver City & County Airport, Series B, 5.00%, 11/15/29	2,945	3,454
Denver City & County Airport, Series B, 5.00%, 11/15/30	4,025	4,665
Denver City & County Airport, Series B, 5.25%, 11/15/28	3,000	3,495
Regional Transportation Dist., Fastracks, Series A 5.00%, 11/1/27 (Prerefunded 11/1/16) (2)(8)	4,800	5,022
Regional Transportation Dist., Fastracks, Series A 5.00%, 11/1/29	3,875	4,505
Univ. of Colorado, Series A, 5.50%, 6/1/24 (Prerefunded 6/1/19) (2)	1,000	1,159
		62,563
Connecticut 0.4%		
Connecticut Special Tax Obligation, Transportation Infrastructure, Series A, 5.00%, 10/1/29	13,000	15,109
Mashantucket (Western) Pequot Tribe, PIK, 6.05%, 7/1/31	316	21

Mohegan Tribe Indians, 6.25%, 1/1/31	450	449
		15,579
Delaware 0.0%		
New Castle County, Newark Charter School, 5.00%, 9/1/26	820	832
Sussex County, Cadbury Lewes, Series A, 5.90%, 1/1/26	860	862
		1,694
District of Columbia 1.4%		
District of Columbia, Series A, GO, 5.00%, 6/1/30	750	890
District of Columbia, Series A, GO, 5.00%, 6/1/31	5,000	5,901
District of Columbia, Series B, GO, 5.25%, 6/1/19 (3)	3,140	3,615
Metropolitan Washington D.C. Airports Auth., Series A 5.00%, 10/1/23	6,000	6,955
Metropolitan Washington D.C. Airports Auth., Series A 5.00%, 10/1/29	6,250	7,128
Metropolitan Washington D.C. Airports Auth., Series B 5.00%, 10/1/23	5,000	5,661
Washington Convention Center Auth., Series A 5.00%, 10/1/18 (8)	6,090	6,337
Washington Convention Center Auth., Series A 5.00%, 10/1/20 (3)	6,340	6,587
Washington Convention Center Auth., Series A 5.00%, 10/1/21 (3)	4,500	4,675
Washington Metropolitan Area Transit Auth., Series A 5.25%, 7/1/20	1,000	1,150
Washington Metropolitan Area Transit Auth., Series A 5.25%, 7/1/22	2,500	2,858
Washington Metropolitan Area Transit Auth., Series A 5.25%, 7/1/26	1,000	1,138
		52,895
Florida 10.3%		
Alachua County HFA, Shands Teaching Hsop. & Clinics, Series B 5.00%, 12/1/34	12,380	13,532

Brevard County HFA, Health First, 5.00%, 4/1/23	250	291
Brevard County HFA, Health First, 5.00%, 4/1/29	750	831
Brevard County HFA, Health First, 5.00%, 4/1/30	3,285	3,624
Brevard County HFA, Health First, 5.00%, 4/1/31	4,490	4,936
Broward County, Water & Sewer, Series B, 5.00%, 10/1/19	7,000	8,046
Broward County Airport, Series A, 5.25%, 10/1/29 (7)	1,250	1,423
Broward County Airport, Series P-2, 5.00%, 10/1/25	3,700	4,298
Broward County Airport, Series P-2, 5.00%, 10/1/26	2,885	3,321
Broward County Airport, Series Q1, 5.00%, 10/1/28	5,090	5,779
Broward County Airport, Series Q2, 5.00%, 10/1/27 (7)	2,000	2,266
Florida, Board of Ed., Capital Outlay, GO, Series A 5.00%, 6/1/19	9,000	10,279
Florida, Board of Ed., Capital Outlay, GO, Series C 5.00%, 6/1/28	10,720	12,695
Florida, Board of Ed., Capital Outlay, GO, Series E 5.00%, 6/1/27	6,175	7,220
Florida, Board of Ed., Lottery, Series A, 5.00%, 7/1/17 (8)	2,320	2,353
Florida, Board of Ed., Lottery, Series A, 5.00%, 7/1/21	6,350	6,871
Florida, Board of Ed., Lottery, Series A, 5.00%, 7/1/23	2,000	2,234
Florida, Board of Ed., Lottery, Series F, 5.00%, 7/1/17	8,190	8,793
Florida Dept. of Environmental Protection, Documentary Stamp Tax, Series A, 5.00%, 7/1/20 (8)	3,835	3,996
Florida Dept. of Environmental Protection, Documentary Stamp Tax, Series B, 5.00%, 7/1/17	5,730	6,148
Florida Dept. of Environmental Protection, Documentary Stamp Tax, Series B, 5.00%, 7/1/19	5,005	5,713
Florida Dept. of Environmental Protection, Documentary Stamp Tax, Series B, 5.00%, 7/1/22	10,500	12,337
Florida DOT, Turnpike Auth., Series A, 5.00%, 7/1/18 (1)	1,275	1,329
Florida DOT, Turnpike Auth., Series A, 5.00%, 7/1/22	16,710	19,129
Florida Municipal Power Agency, Series A, 5.25%, 10/1/20	3,375	3,786
Florida Municipal Power Agency, Series A, 5.25%, 10/1/22	6,125	6,871

Highlands County HFA, Adventist Health/Sunbelt, Series 2005B 5.00%, 11/15/21 (Prerefunded 11/15/15) (2)	820	822
Highlands County HFA, Adventist Health/Sunbelt, Series A 5.00%, 11/15/18 (Prerefunded 11/16/15) (2)	1,600	1,603
Highlands County HFA, Adventist Health/Sunbelt, Series A 5.00%, 11/15/19 (Prerefunded 11/16/15) (2)	1,615	1,618
Highlands County HFA, Adventist Health/Sunbelt, Series B 5.00%, 11/15/21 (Prerefunded 11/15/15) (2)	140	140
Highlands County HFA, Adventist Health/Sunbelt, Series B 5.00%, 11/15/21 (Prerefunded 11/16/15) (2)	140	140
Hillsborough County Aviation Auth., Tampa Int'l. Airport Series B, 5.00%, 10/1/33	5,160	5,816
Hillsborough County Aviation Auth., Tampa Int'l. Airport Series B, 5.00%, 10/1/34	3,090	3,462
Jacksonville, Sales Tax, 5.00%, 10/1/18	1,800	2,010
Jacksonville, Sales Tax, 5.00%, 10/1/21	2,500	2,963
Jacksonville, Sales Tax, Series A, 5.00%, 10/1/30	5,000	5,688
Miami-Dade County, Aviation, Series A, 5.00%, 10/1/30 (7)	6,950	7,765
Miami-Dade County, Aviation, Series A, 5.00%, 10/1/32 (7)	9,590	10,591
Miami-Dade County, Aviation, Series A, 5.75%, 10/1/24	5,085	5,901
Miami-Dade County, Aviation, Series A, 5.75%, 10/1/26	100	115
Miami-Dade County, Aviation, Series B, 5.00%, 10/1/25	3,000	3,483
Miami-Dade County, Aviation, Series B, 5.00%, 10/1/26	12,420	14,290
Miami-Dade County, Aviation, Series B, 5.00%, 10/1/27	4,980	5,679
Miami-Dade County EFA, Univ. of Miami, Series A 5.00%, 4/1/21 (Prerefunded 4/1/17) (2)	5,235	5,568
Miami-Dade County EFA, Univ. of Miami, Series A 5.75%, 4/1/28 (Prerefunded 4/1/16) (2)	765	782
Miami-Dade County EFA, Univ. of Miami, Series B 5.25%, 4/1/20 (8)	4,610	5,321
Miami-Dade County Expressway Auth., Series A, 5.00%, 7/1/26	3,900	4,497
Miami-Dade County Expressway Auth., Series A, 5.00%, 7/1/28	5,565	6,321
Miami-Dade County Expressway Auth., Series A, 5.00%, 7/1/30	1,250	1,404
Miami-Dade County Expressway Auth., Series B, 5.00%, 7/1/26	4,530	5,342

Miami-Dade County Expressway Auth., Series B, 5.00%, 7/1/27	3,850	4,496
Miami-Dade County Expressway Auth., Series B, 5.00%, 7/1/28	2,775	3,225
Orange County, Tourist Dev. Tax, 5.00%, 10/1/21	5,680	6,728
Orange County, Tourist Dev. Tax, 5.00%, 10/1/22	6,020	7,204
Orange County, Tourist Dev. Tax, 5.00%, 10/1/23	12,735	15,360
Orange County School Board, Series C, COP, 5.00%, 8/1/30	18,050	21,099
Orlando-Orange County Expressway Auth., 5.00%, 7/1/28	4,990	5,745
Orlando-Orange County Expressway Auth., 5.00%, 7/1/29	5,000	5,721
Orlando-Orange County Expressway Auth., 5.00%, 7/1/32	11,550	13,062
Orlando-Orange County Expressway Auth., Series A 5.00%, 7/1/26	12,505	14,277
Paseo Community Dev. Dist, 5.00%, 2/1/16 (9)(10)	425	—
Paseo Community Dev. Dist., Capital Appreciation, Series A-2 VR, 0.00%, 5/1/36	655	294
Paseo Community Dev. Dist., Special Assessment, Series A-1 5.40%, 5/1/36	75	76
Reedy Creek Improvement Dist., GO, 5.00%, 6/1/27	3,900	4,506
Reedy Creek Improvement Dist., GO, 5.00%, 6/1/28	5,000	5,743
Seven Oaks Community Dev. Dist. II, Series B VR, 7.50%, 5/1/16	120	120
South Miami HFA, Baptist Health South, 5.00%, 8/15/21	3,000	3,227
South Miami HFA, Baptist Health South, 5.00%, 8/15/23	3,650	3,921
Tampa, Baycare Health, Series A, 5.00%, 11/15/26	10,700	12,375
Tampa, H. Lee Moffitt Cancer Center, Cigarette Tax, Series A 5.00%, 9/1/19	500	569
Tampa, H. Lee Moffitt Cancer Center, Cigarette Tax, Series A 5.00%, 9/1/25	2,900	3,363
Tampa, H. Lee Moffitt Cancer Center, Cigarette Tax, Series A 5.00%, 9/1/26	1,400	1,609
Tampa, Trinity Health, Series A, 5.25%, 11/15/23	3,225	3,739
Tolomato Community Dev. Dist., Special Assessment, Series 1 6.375%, 5/1/17 (10)	5	5

Tolomato Community Dev. Dist., Special Assessment Series 2015-1, VR, 0.00%, 5/1/40	415	256
Tolomato Community Dev. Dist., Special Assessment Series 2015-2, VR, 0.00%, 5/1/40	255	133
Tolomato Community Dev. Dist., Special Assessment Series 2015-3, 6.61%, 5/1/40 (9)(10)	280	—
Tolomato Community Dev. Dist., Special Assessment Series A-1, 6.375%, 5/1/17	30	30
Tolomato Community Dev. Dist., Special Assessment Series A-1, 6.45%, 5/1/23	205	206
Tolomato Community Dev. Dist., Special Assessment Series A-2, VR, 0.00%, 5/1/39	80	60
Tolomato Community Dev. Dist., Special Assessment Series A-3, VR, 0.00%, 5/1/40	185	111
Tolomato Community Dev. Dist., Special Assessment Series A-4, VR, 0.00%, 5/1/40	100	44
Tolomato Community Dev. Dist., Special Assignment, Series 1 6.45%, 5/1/23 (10)	10	10
Tolomato Community Dev. Dist., Special Assignment, Series 3 6.375%, 5/1/17 (10)(11)	75	—
Tolomato Community Dev. Dist., Special Assignment, Series 3 6.45%, 5/1/23 (10)(11)	155	—
		396,736
Georgia 3.6%		
Atlanta, Water & Sewer, 5.00%, 11/1/31	4,335	5,043
Atlanta, Water & Sewer, 5.00%, 11/1/35	6,000	6,895
Atlanta Airport, Series A, 5.00%, 1/1/26	4,190	4,728
Atlanta Airport, Series A, 5.00%, 1/1/27	1,825	2,129
Atlanta Airport, Series A, 5.00%, 1/1/29	12,865	14,797
Atlanta Airport, Series A, 5.00%, 1/1/30	10,500	12,019
Atlanta Airport, Series A, 5.00%, 1/1/31	14,440	16,451
Atlanta Airport, Series A, 5.00%, 1/1/33	2,055	2,328
Atlanta Airport, Series C, 5.75%, 1/1/22	4,750	5,735

Atlanta Dev. Auth., Series A-1, 5.00%, 7/1/28	935	1,094
Atlanta Dev. Auth., Series A-1, 5.00%, 7/1/30	2,335	2,688
Atlanta Dev. Auth., Series A-1, 5.00%, 7/1/31	4,280	4,901
Carroll City-County Hosp. Auth., Tanner Medical Center 5.00%, 7/1/22	1,235	1,429
Cobb County Kennestone Hosp. Auth., WellStar Health 5.00%, 4/1/29	5,395	6,127
Cobb County Kennestone Hosp. Auth., WellStar Health 5.25%, 4/1/41	4,300	4,756
DeKalb Private Hosp. Auth., Children Health of Atlanta 5.00%, 11/15/21	3,500	3,999
DeKalb Private Hosp. Auth., Children Health of Atlanta 5.00%, 11/15/24	2,850	3,243
Hall County & Gainesville Hosp. Auth., Northeast Georgia Health, Series A, 5.375%, 2/15/40	3,415	3,728
Main Street Natural Gas, Georgia Municipal Gas Auth., Series A 5.50%, 9/15/22	3,230	3,823
Main Street Natural Gas, Georgia Municipal Gas Auth., Series A 5.50%, 9/15/24	2,500	2,988
Main Street Natural Gas, Georgia Municipal Gas Auth., Series B 5.00%, 3/15/17	6,935	7,284
Main Street Natural Gas, Georgia Municipal Gas Auth., Series B 5.00%, 3/15/19	3,900	4,300
Main Street Natural Gas, Georgia Municipal Gas Auth., Series B 5.00%, 3/15/20	5,360	6,011
Municipal Electric Auth. of Georgia, Series A, 5.00%, 1/1/21	2,695	3,149
Municipal Electric Auth. of Georgia, Series B, 5.00%, 1/1/20	4,945	5,696
Savannah Economic Dev. Auth., Marshes of Skidaway 6.00%, 1/1/24	1,000	1,112
Savannah Economic Dev. Auth., Marshes of Skidaway 7.00%, 1/1/34	3,000	3,418
		139,871

Hawaii 0.6%

Hawaii, Series EA, GO, 5.00%, 12/1/16	5,300	5,571

Hawaii, Series EA, GO, 5.00%, 12/1/17	4,510	4,920
Hawaii Airports, Series A, 5.25%, 7/1/23	4,175	4,903
Hawaii Airports, Series B, 5.00%, 7/1/17 (7)	7,905	8,456
		23,850
Idaho 0.2%		
Idaho HFA, Saint Lukes Health, Series A, 5.00%, 3/1/25	1,055	1,230
Idaho HFA, Saint Lukes Health, Series A, 5.00%, 3/1/26	1,000	1,153
Idaho HFA, Saint Lukes Health, Series A, 5.00%, 3/1/28	745	845
Idaho HFA, Saint Lukes Health, Series A, 5.00%, 3/1/29	650	729
Idaho HFA, Saint Lukes Health, Series A, 5.00%, 3/1/30	725	807
Idaho HFA, Saint Lukes Health, Series A, 5.00%, 3/1/31	720	796
Idaho HFA, Trinity Health, Series D, 5.50%, 12/1/29	2,180	2,696
		8,256
Illinois 2.0%		
Chicago O'Hare Int'l. Airport, Series A, 5.00%, 1/1/20 (8)(15)	5,235	5,276
Chicago O'Hare Int'l. Airport, Series A, 5.00%, 1/1/21 (3)	4,500	4,875
Chicago O'Hare Int'l. Airport, Series C, 5.25%, 1/1/27	10,590	11,852
Chicago O'Hare Int'l. Airport, Series C, 5.25%, 1/1/28	2,200	2,454
Chicago O'Hare Int'l. Airport, Series F, 5.25%, 1/1/23	3,065	3,464
Chicago O'Hare Int'l. Airport, Series F, 5.25%, 1/1/24	2,605	2,937
Chicago O'Hare Int'l. Airport, Series F, 5.25%, 1/1/25	2,920	3,285
Chicago O'Hare Int'l. Airport, Series F, 5.25%, 1/1/27	2,710	3,033
Chicago O'Hare Int'l. Airport, Series F, 5.25%, 1/1/29	1,245	1,382
Illinois, GO, 4.00%, 2/1/18	3,000	3,120
Illinois, GO, 5.00%, 1/1/20	4,480	4,880
Illinois, GO, 5.00%, 7/1/20	7,315	8,008
Illinois Fin. Auth., Advocate Health Care Network 5.00%, 11/1/15	2,000	2,000

Illinois Fin. Auth., Landing at Plymouth Place, Series A 6.00%, 5/15/25 (Prerefunded 5/15/16) (2)	1,150	1,183
Illinois Fin. Auth., Northwestern Memorial Healthcare Central Dupage Health, Series B, 5.00%, 11/1/16	2,050	2,138
Illinois Fin. Auth., Northwestern Memorial Healthcare Central Dupage Health, Series B, 5.00%, 11/1/17	3,795	4,095
Illinois State Toll Highway Auth., Series C, 5.00%, 1/1/27	1,275	1,500
Illinois State Toll Highway Auth., Series C, 5.00%, 1/1/28	1,150	1,343
Metropolitan Pier & Exposition Auth., McCormick Place Series B, 5.00%, 12/15/28	9,000	9,810
		76,635

Indiana 0.9%

Indiana Fin. Auth., I-69 Dev. Partners, 5.25%, 9/1/25 (7)	1,200	1,400
Indiana Fin. Auth., I-69 Dev. Partners, 5.25%, 9/1/28 (7)	2,180	2,483
Indiana Fin. Auth., I-69 Dev. Partners, 5.25%, 9/1/29 (7)	1,625	1,847
Indiana Fin. Auth., Indiana Univ. Health, 5.00%, 3/1/17	1,760	1,865
Indiana Fin. Auth., Indiana Univ. Health, 5.00%, 3/1/24	2,930	3,345
Indiana Fin. Auth., Indiana Univ. Health, Series N 5.00%, 3/1/23	2,430	2,800
Indiana Health & Ed. Fac. Fin. Auth., Clarian Health, Series B 5.00%, 2/15/33	4,730	4,784
Indiana Municipal Power Agency, Series A, 5.00%, 1/1/29	4,250	4,938
Indianapolis Airport Auth., IDRB, Federal Express 5.10%, 1/15/17 (7)	4,335	4,556
Jasper County Ind. Economic Dev. Auth., Northern Indiana Public Service, Series B, 5.60%, 11/1/16 (1)	4,000	4,176
Valparaiso, Pratt Industries, IDRB, 5.875%, 1/1/24 (7)	3,000	3,426
		35,620

Iowa 0.4%

Iowa Fin. Auth., Iowa Fertilizer Company, 5.00%, 12/1/19	4,555	4,840
Iowa Fin. Auth., Iowa Fertilizer Company, 5.50%, 12/1/22	6,000	6,357

Iowa Fin. Auth., UnityPoint Health, Series B VRDN, 0.01%, 2/15/35	3,800	3,800
		14,997
Kansas 0.8%		
Kansas Dev. Fin. Auth., Adventist Health/Sunbelt, Series A 5.00%, 11/15/32	11,395	12,711
Kansas Dev. Fin. Auth., Adventist Health/Sunbelt, Series D 5.00%, 11/15/22	1,750	1,892
Kansas Dev. Fin. Auth., Adventist Health/Sunbelt, Series D 5.00%, 11/15/24	1,000	1,080
Wichita, Christi Health, 5.25%, 11/15/24 (Prerefunded 11/15/19) (2)	8,295	9,663
Wichita, Christi Health, Series IV-A, 5.25%, 11/15/25 (Prerefunded 11/15/21) (2)	4,085	4,976
Wyandotte County Unified Gov't., Series B Zero Coupon, 6/1/21	1,040	764
		31,086
Kentucky 0.8%		
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health Series A, 5.00%, 6/1/18	1,775	1,951
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health Series A, 5.25%, 6/1/23	11,000	12,406
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health Series A, 6.375%, 6/1/40	10,325	11,812
Kentucky Public Transportation Infrastructure Auth., Downtown Crossing, Series A, 5.00%, 7/1/17	4,500	4,795
		30,964
Louisiana 0.7%		
Louisiana, Gas & Fuel, Series B, 5.00%, 5/1/24 (Prerefunded 5/1/20) (2)	3,500	4,089
Louisiana, Series A, GO, 5.00%, 8/1/18	11,000	12,243
Louisiana Local Gov't. Environment Fac. Auth., Jefferson Parish Series A, GO, 5.25%, 4/1/23	575	643

Louisiana Local Gov't. Environment Fac. Auth., Jefferson Parish GO, 5.25%, 4/1/24	1,300	1,455
New Orleans Aviation Board, Series B, 5.00%, 1/1/29 (7)	4,400	4,936
New Orleans Aviation Board, Series B, 5.00%, 1/1/31 (7)	2,000	2,218
Saint Charles Parish PCR, Valero Energy, 4.00%, 12/1/40 (Tender 6/1/22)	2,300	2,445
		28,029
Maryland 4.9%		
Anne Arundel County, Consolidated Water & Sewer, GO 5.00%, 4/1/25	700	832
Baltimore City, Convention Center Hotel, Series B 5.00%, 9/1/16	240	242
Baltimore City, Wastewater, Series E, 5.00%, 7/1/26	3,030	3,588
Baltimore City, Water, Series C, 5.00%, 7/1/27	500	587
Baltimore City, Water, Series C, 5.00%, 7/1/28	1,165	1,360
Frederick County, Public Fac.,5.00%, 6/1/20 (Prerefunded 6/1/18) (2)	1,225	1,357
Gaithersburg, Asbury Maryland Obligated Group, Series B 5.00%, 1/1/16	3,025	3,044
Gaithersburg, Asbury Maryland Obligated Group, Series B 5.00%, 1/1/17	1,775	1,846
Maryland, State & Local Fac., Series B, GO, 5.00%, 8/1/17	6,165	6,648
Maryland, State & Local Fac., Series C, GO, 5.00%, 8/1/18	10,000	11,162
Maryland, State & Local Fac., Series C, GO, 5.00%, 11/1/18	10,945	12,314
Maryland DOT, 5.00%, 2/15/23 (Prerefunded 2/15/18) (2)	4,030	4,420
Maryland DOT, 5.00%, 2/15/25	1,340	1,555
Maryland DOT, 5.00%, 2/15/28	8,475	9,706
Maryland Economic Dev. Corp., Ports America Chesapeake Series A, 5.125%, 6/1/20	1,150	1,253
Maryland Economic Dev. Corp., Ports America Chesapeake Series B, 5.125%, 6/1/20	2,925	3,241
Maryland Economic Dev. Corp., Potomac Electric Power, PCR 6.20%, 9/1/22	3,500	4,051

Maryland Economic Dev. Corp., Public Health Laboratory 5.00%, 6/1/16	2,480	2,550
Maryland HHEFA, Adventist Healthcare, Series A 5.25%, 1/1/22	2,075	2,415
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/25	1,000	1,148
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/28	2,275	2,542
Maryland HHEFA, Anne Arundel Health, 5.00%, 7/1/29	1,600	1,772
Maryland HHEFA, Anne Arundel Health, Series A, 6.75%, 7/1/29 (Prerefunded 7/1/19) (2)	1,270	1,533
Maryland HHEFA, Doctors Community Hosp., 5.30%, 7/1/25	3,435	3,639
Maryland HHEFA, Doctors Community Hosp., Series A 5.00%, 7/1/20	3,740	3,887
Maryland HHEFA, Greater Baltimore Medical Center 5.00%, 7/1/18	1,595	1,768
Maryland HHEFA, Greater Baltimore Medical Center 5.00%, 7/1/19	3,495	3,980
Maryland HHEFA, Greater Baltimore Medical Center 5.00%, 7/1/20	2,395	2,779
Maryland HHEFA, MedStar Health, 5.00%, 8/15/29	10,365	11,809
Maryland HHEFA, MedStar Health, 5.00%, 8/15/30	4,400	4,968
Maryland HHEFA, MedStar Health, 5.00%, 8/15/31	1,450	1,629
Maryland HHEFA, MedStar Health, Series B, 5.00%, 8/15/26	2,200	2,565
Maryland HHEFA, MedStar Health, Series B, 5.00%, 8/15/28	4,000	4,607
Maryland HHEFA, MedStar Health, Series B, 5.00%, 8/15/38	1,970	2,173
Maryland HHEFA, Mercy Medical Center, Series A 5.00%, 7/1/37	7,275	7,574
Maryland HHEFA, Univ. of Maryland Medical, 5.00%, 7/1/21	4,000	4,515
Maryland HHEFA, Univ. of Maryland Medical, 5.50%, 7/1/24 (8)	7,140	7,831
Maryland HHEFA, Univ. of Maryland Medical, Series A 5.00%, 7/1/20	1,240	1,429
Maryland HHEFA, Washington County Hosp., 5.00%, 1/1/18 (12)	1,050	1,142
Maryland HHEFA, Washington County Hosp., 5.00%, 1/1/20 (Prerefunded 1/1/18) (2)	3,565	3,889

Maryland HHEFA, Washington County Hosp., 5.25%, 1/1/21 (Prerefunded 1/1/18) (2)	4,850	5,316
Maryland HHEFA, Washington County Hosp., 6.00%, 1/1/28 (Prerefunded 1/1/18) (2)	2,265	2,519
Maryland HHEFA, Western Maryland Health, 5.25%, 7/1/27	3,700	4,316
Maryland HHEFA, Western Maryland Health, 5.25%, 7/1/28	12,180	14,062
Maryland Transportation Auth., 5.00%, 7/1/21	1,775	1,958
Montgomery County, Series A, 5.00%, 5/1/21 (Prerefunded 5/1/17) (2)	2,500	2,669
Montgomery County, Series B, GO, 5.00%, 11/1/21	6,020	7,253
		187,443
Massachusetts 2.3%		
Massachusetts, Series A, 5.00%, 8/1/24 (Prerefunded 8/1/18) (2)	1,750	1,948
Massachusetts, Series B, GO, 5.25%, 9/1/22 (3)	8,000	9,833
Massachusetts, Series C, GO, 5.50%, 12/1/23 (8)	4,500	5,706
Massachusetts, Series F, GO, 5.00%, 11/1/24	18,775	22,750
Massachusetts Ed. Fin. Auth., Series A, 5.50%, 1/1/17	3,000	3,165
Massachusetts Ed. Fin. Auth., Series A, 5.50%, 1/1/22	3,500	3,960
Massachusetts HEFA, Harvard Univ., Series A, 5.00%, 12/15/24	4,250	4,917
Massachusetts School Building Auth., 1% Dedicated Sales Tax Series A, 5.00%, 8/15/27	4,850	5,766
Massachusetts School Building Auth., 1% Dedicated Sales Tax Series B, 5.00%, 8/15/27	6,450	7,668
Massachusetts School Building Auth., 1% Dedicated Sales Tax Series B, 5.00%, 8/15/28	13,100	15,534
Massachusetts School Building Auth., 1% Dedicated Sales Tax Series B, 5.00%, 8/15/30	5,250	6,186
		87,433
Michigan 0.7%		
Detroit, Water Supply, Series B, 5.00%, 7/1/19 (1)	2,000	2,040

Detroit Sewage Disposal, Water & Sewer, Series A 5.00%, 7/1/17	1,000	1,056
Michigan, Federal Highway Revenue, GAN, 5.25%, 9/15/18 (3)	2,500	2,706
Michigan Fin Auth., McLaren Health Care, Series A 5.00%, 5/15/28	950	1,099
Michigan Fin Auth., McLaren Health Care, Series A 5.00%, 5/15/29	1,000	1,148
Michigan Fin Auth., McLaren Health Care, Series A 5.00%, 5/15/30	850	967
Michigan Fin Auth., McLaren Health Care, Series A 5.00%, 5/15/31	2,250	2,547
Michigan Fin. Auth., Trinity Health, 5.50%, 12/1/29	5,000	6,104
Michigan Fin. Auth., Unemployment Obligation Assessment Series B, 5.00%, 7/1/22	5,000	5,158
Michigan Municipal Bond Auth., Clean Water Revolving Fund 5.00%, 10/1/22	270	271
Wayne County Airport Auth., 5.25%, 12/1/17 (1)(7)	4,500	4,520
		27,616
Minnesota 1.2%		
Minneapolis-Saint Paul Metropolitan Airports Commission Series A, 5.00%, 1/1/20 (8)	5,000	5,259
Minneapolis-Saint Paul Metropolitan Airports Commission Series A, 5.00%, 1/1/24 (8)	2,850	2,994
Minneapolis-Saint Paul Metropolitan Airports Commission Series A, 5.00%, 1/1/27	6,500	7,652
Minneapolis-Saint Paul Metropolitan Airports Commission Series A, 5.00%, 1/1/31	3,580	4,090
Minnesota, 5.00%, 8/1/18 (Prerefunded 8/1/17) (2)	3,030	3,263
Minnesota, Series A, GO, 5.00%, 8/1/18	6,925	7,728
Minnesota, Trunk Highway, Series B, GO, 5.00%, 10/1/24	3,400	4,069
Minnesota, Various Purpose, Series D, GO, 5.00%, 10/1/17	9,800	10,629
		45,684

Mississippi 0.0%		
Mississippi Hosp. Equipment Fac. Auth., North Mississippi Health Services, VRDN, 0.01%, 5/15/33	1,720	1,720
		1,720
Missouri 0.6%		
Missouri HEFA, Ascension Health Alliance, Series C4 VRDN, 0.01%, 11/15/26	1,280	1,280
Missouri HEFA, Washington Univ., Series A, 5.25%, 3/15/18	4,160	4,608
Missouri Highway & Transportation Commission, Series A 5.00%, 5/1/17	575	614
Missouri Highway & Transportation Commission, Series B 5.00%, 5/1/18	5,375	5,952
Missouri Highway & Transportation Commission, Series B 5.00%, 5/1/22 (Prerefunded 5/1/16) (2)	3,000	3,072
Missouri Highway & Transportation Commission, Series B 5.00%, 5/1/23 (Prerefunded 5/1/16) (2)	1,450	1,485
Missouri Highway & Transportation Commission, Series B 5.00%, 5/1/26 (Prerefunded 5/1/16) (2)	3,850	3,942
Saint Louis Airport, Lambert Int'l., Series A1, 6.00%, 7/1/19	2,500	2,913
		23,866
Nebraska 0.1%		
Central Plains Energy Project, 5.25%, 9/1/37	4,000	4,420
		4,420
Nevada 1.1%		
Clark County, GO, 5.00%, 11/1/20 (8)	1,680	1,760
Clark County, GO, 5.00%, 11/1/28 (3)	10,000	10,469
Clark County Airport Improvement, Las Vegas McCarran Int'l. Series A1, 5.00%, 7/1/27 (7)(8)	2,000	2,113
Clark County Airport Improvement, Las Vegas McCarran Int'l. Airport, Series B, 5.00%, 7/1/17 (7)	9,975	10,660
Clark County Airport Improvement, Las Vegas McCarran Int'l. Airport, Series C, 5.00%, 7/1/25 (3)	1,800	2,016

Clark County Airport Improvement, Las Vegas McCarran Int'l. Airport, Series C, 5.00%, 7/1/26 (3)	7,500	8,385
Las Vegas Valley Water Dist., Series B, GO, 5.00%, 6/1/26	5,545	6,566
		41,969
New Hampshire 0.1%		
New Hampshire Business Fin. Auth., Elliot Hosp., Series A 6.00%, 10/1/27	5,200	5,813
		5,813
New Jersey 2.8%		
New Jersey Economic Dev. Auth., United Continental Airlines IDRB, 5.125%, 9/15/23 (7)	6,665	7,254
New Jersey Economic Dev. Auth., United Continental Airlines Series B, IDRB, 5.625%, 11/15/30 (7)	2,000	2,220
New Jersey Health Care Fac. Fin. Auth., Barnabas Health Series 2011A, 5.00%, 7/1/16	2,380	2,448
New Jersey Health Care Fac. Fin. Auth., Barnabas Health Series 2011A, 5.00%, 7/1/17	5,005	5,323
New Jersey Health Care Fac. Fin. Auth., Barnabas Health Series 2012A, 5.00%, 7/1/16	1,715	1,764
New Jersey Health Care Fac. Fin. Auth., Barnabas Health Series 2012A, 5.00%, 7/1/17	710	757
New Jersey Health Care Fac. Fin. Auth., Meridian Health 5.00%, 7/1/16	1,000	1,031
New Jersey Health Care Fac. Fin. Auth., Meridian Health 5.00%, 7/1/17	1,000	1,071
New Jersey Health Care Fac. Fin. Auth., Meridian Health 5.00%, 7/1/18	2,000	2,211
New Jersey HFFA, Robert Wood Johnson Univ. Hosp., Series A 5.25%, 7/1/28	5,000	5,808
New Jersey Higher Ed. Student Assistance Auth., Series A 5.00%, 6/1/18	1,420	1,542
New Jersey Higher Ed. Student Assistance Auth., Series A 5.25%, 6/1/20	2,145	2,381

New Jersey Higher Ed. Student Assistance Auth., Student Loan Series A, 5.00%, 6/1/16	5,380	5,515
New Jersey Higher Ed. Student Assistance Auth., Student Loan Series A, 5.00%, 6/1/17	1,330	1,407
New Jersey Transportation Trust Fund Auth., Series B 5.50%, 12/15/20 (5)	2,000	2,222
New Jersey Turnpike Auth., Series A, 5.00%, 1/1/27	12,000	13,908
New Jersey Turnpike Auth., Series A, 5.00%, 1/1/28	19,620	22,739
New Jersey Turnpike Auth., Series B, 5.00%, 1/1/20	4,000	4,595
New Jersey Turnpike Auth., Series B, 5.00%, 1/1/27	5,495	6,341
New Jersey Turnpike Auth., Series B, 5.00%, 1/1/28	13,060	14,960
Tobacco Settlement Fin. Corp., Tobacco Industry, Series A1 5.00%, 6/1/16	1,750	1,792
		107,289
New York 14.3%		
Dormitory Auth. of the State of New York, Mount Sinai Hosp. Series A, 5.00%, 7/1/19	2,910	3,291
Dormitory Auth. of the State of New York, Mount Sinai Hosp. Series A, 5.00%, 7/1/20	1,360	1,563
Dormitory Auth. of the State of New York, Mount Sinai Hosp. Series A, 5.00%, 7/1/21	6,935	8,118
Dormitory Auth. of the State of New York, Mount Sinai Hosp. Series A, 5.00%, 7/1/22	3,845	4,473
Dormitory Auth. of the State of New York, Pace Univ., Series A 5.00%, 5/1/25	1,000	1,095
Dormitory Auth. of the State of New York, Personal Income Tax Series A, 5.00%, 3/15/25	8,860	10,376
Dormitory Auth. of the State of New York, Personal Income Tax Series A, 5.00%, 2/15/28	6,300	7,429
Dormitory Auth. of the State of New York, Personal Income Tax Series A, 5.25%, 2/15/27	3,585	4,040
Dormitory Auth. of the State of New York, Personal Income Tax Series C, 5.00%, 3/15/17	8,480	9,016

Dormitory Auth. of the State of New York, Personal Income Tax Series C, 5.00%, 6/15/17	11,315	12,150
Dormitory Auth. of the State of New York, Personal Income Tax Series E, 5.00%, 8/15/33	19,285	22,311
Dormitory Auth. of the State of New York, Sales Tax Series A, 5.00%, 3/15/17	7,500	7,970
Dormitory Auth. of the State of New York, Series A 5.25%, 2/15/27 (Prerefunded 2/15/19) (2)	15	17
Dormitory Auth. of the State of New York, Series D 5.00%, 3/15/22 (Prerefunded 9/15/16) (2)	165	172
Dormitory Auth. of the State of New York, Series D 5.00%, 3/15/22 (Prerefunded 9/15/16) (2)	6,905	7,184
Dormitory Auth. of the State of New York, State Univ. 5.00%, 5/15/29	5,850	6,817
Long Island Power Auth., Electric, Series E, 5.00%, 12/1/21 (3)	3,000	3,141
Long Island Power Auth., Electric, Series A, 5.50%, 4/1/24 (Prerefunded 11/15/16) (2)	1,850	2,134
Metropolitan Transportation Auth., Dedicated Tax Fund Series A, 5.00%, 11/15/23 (Prerefunded 11/15/16) (1)(2)	3,325	3,488
Metropolitan Transportation Auth., Dedicated Tax Fund, Series A 5.00%, 11/15/27	9,925	11,825
Metropolitan Transportation Auth., Dedicated Tax Fund Series A-1 VRDN, 0.01%, 11/1/31	1,860	1,860
Metropolitan Transportation Auth., Series A, 5.00%, 11/15/23	5,000	5,247
Metropolitan Transportation Auth., Series C, 5.00%, 11/15/22	3,820	4,584
Metropolitan Transportation Auth., Series D-28 VR, 0.733%, 11/1/32	3,800	3,784
Metropolitan Transportation Auth., Series E, 5.00%, 11/15/25	4,000	4,766
Metropolitan Transportation Auth., Series E-5 VRDN, 0.01%, 11/15/45	1,000	1,000
Metropolitan Transportation Auth., Series F, 5.00%, 11/15/26	9,090	10,630
Nassau County IDA, Amsterdam at Harborside, Series A 5.875%, 1/1/23	206	205
Nassau County IDA, Amsterdam at Harborside, Series A 6.50%, 1/1/32	1,058	1,054

Nassau County IDA, Amsterdam at Harborside, Series A 6.70%, 1/1/49	160	157
Nassau County IDA, Amsterdam at Harborside, Series B 5.50%, 7/1/20	320	319
Nassau County IDA, Amsterdam at Harborside, Series C 2.00%, 1/1/49 (11)	596	33
Nassau County Local Economic Assistance Corp., Catholic Health Services of Long Island, 5.00%, 7/1/27	1,650	1,888
New York City, Series 1-I, GO, 5.00%, 3/1/28	14,730	17,243
New York City, Series B, GO, 5.00%, 8/1/16	2,000	2,072
New York City, Series C, GO, 5.00%, 8/1/16	8,400	8,701
New York City, Series D, GO, 5.00%, 8/1/28	9,965	11,651
New York City, Series E, GO, 5.00%, 8/1/28	6,125	7,226
New York City, Series E, GO, 5.00%, 8/1/29	6,550	7,616
New York City, Series E3, GO, 5.00%, 8/1/23	7,100	8,426
New York City, Series F-1, GO, 5.00%, 3/1/28	9,000	10,539
New York City, Series G, GO, 5.00%, 8/1/16	6,765	7,008
New York City, Series H-A, GO, 5.00%, 3/1/17	2,160	2,290
New York City, Series I, GO, 5.00%, 8/1/20	18,300	21,417
New York City, Series I-1, GO, 5.00%, 8/1/16	14,430	14,947
New York City, Series M, GO, 5.00%, 4/1/21 (5)	5	5
New York City IDA, American Airlines, JFK Int'l. Airport Series B, 2.00%, 8/1/28 (Tender 8/1/16) (7)	7,900	7,910
New York City Municipal Water Fin. Auth., 2nd Resolution Series EE, 5.00%, 6/15/31	13,070	14,985
New York City Municipal Water Fin. Auth., Water & Sewer Series AA, 5.00%, 6/15/27 (Prerefunded 6/15/17) (2)	3,000	3,217
New York City Municipal Water Fin. Auth., Water & Sewer Series EE, 5.00%, 6/15/29	7,600	8,793
New York City Municipal Water Fin. Auth., Water & Sewer Series FF, 5.00%, 6/15/28	6,945	8,089
New York City Transitional Fin. Auth., Building Aid, Series S1 5.00%, 7/15/26	15,250	17,984

New York City Transitional Fin. Auth., Future Tax, Series A-1 5.00%, 8/1/20 (Prerefunded 8/1/16) (2)	6,300	6,521
New York City Transitional Fin. Auth., Future Tax, Series C 5.00%, 11/1/27	15,000	18,089
New York City Transitional Fin. Auth., Future Tax, Series D 5.00%, 11/1/23	8,000	9,284
New York City Transitional Fin. Auth., Series A, 5.00%, 11/1/27	8,410	9,842
New York City Transitional Fin. Auth., Series A1 5.00%, 11/1/15 (12)	90	90
New York City Transitional Fin. Auth., Series S-1A 5.00%, 7/15/24	5,950	6,984
New York City Transitional Fin. Auth., Series S1 5.00%, 7/15/25	5,625	6,699
New York State Thruway Auth., Personal Income Tax, Series A 5.00%, 3/15/25	1,000	1,207
New York State Thruway Auth., Personal Income Tax, Series A 5.00%, 3/15/27	2,830	3,357
New York State Thruway Auth., Second Highway & Bridge Series A, 5.00%, 4/1/23 (Prerefunded 4/1/17) (2)(8)	4,500	4,786
New York State Thruway Auth., Series A, 5.00%, 5/1/19	29,025	32,808
New York State Thruway Auth., Series H, 5.00%, 1/1/22 (5)	6,310	6,857
New York State Urban Dev. Corp., Personal Income Tax Series A, 5.00%, 3/15/18	9,000	9,914
New York State Urban Dev. Corp., Personal Income Tax Series C, 5.00%, 3/15/28	14,775	17,394
Niagara Area Dev. Corp., Covanta Energy, Series B, IDRB 4.00%, 11/1/24 (4)	3,500	3,527
Onondaga Civic Dev. Corp., Saint Joseph's Hosp. Health Center Series A, 4.625%, 7/1/22	1,000	1,061
Onondaga Civic Dev. Corp., Saint Joseph's Hosp. Health Center Series A, 5.00%, 7/1/19	680	734
Port Authority of New York & New Jersey, Series 186 5.00%, 10/15/22 (7)	7,175	8,503
Port Authority of New York & New Jersey, Series 186 5.00%, 10/15/23 (7)	5,000	5,954

Seneca Nation Indians Capital Improvement Auth. 5.25%, 12/1/16 (4)	1,090	1,110
Tobacco Settlement Fin. Corp., New York State Series B, 5.00%, 6/1/16	5,150	5,295
Triborough Bridge & Tunnel Auth., Series B, 5.00%, 11/15/26	32,550	38,878
Utility Debt Securitization Auth., Series TE, 5.00%, 12/15/29	9,190	10,959
		552,109
North Carolina 4.0%		
Cape Fear Public Utility Auth., Water & Sewer, 5.00%, 8/1/27	405	449
Charlotte, Douglas Int'l. Airport, Series A, 5.00%, 7/1/27	3,670	4,167
Charlotte Water & Sewer, 5.00%, 7/1/27	1,000	1,105
Charlotte-Mecklenburg Hosp. Auth., Series A, 5.00%, 1/15/28	6,210	7,094
Charlotte-Mecklenburg Hosp. Auth., Series A, 5.25%, 1/15/23	2,775	3,093
Gaston County Ind. Fac., PCR, National Gypsum, IDRB 5.75%, 8/1/35 (7)	6,880	6,885
North Carolina, Series B, GO, 5.00%, 6/1/18	12,275	13,630
North Carolina Capital Fac. Fin. Agency, High Point Univ. 4.00%, 5/1/16	1,765	1,795
North Carolina Capital Fac. Fin. Agency, High Point Univ. 4.00%, 5/1/17	2,785	2,899
North Carolina Capital Fac. Fin. Agency, High Point Univ. 5.00%, 5/1/18	1,640	1,776
North Carolina Eastern Municipal Power Agency 6.00%, 1/1/18 (8)(12)	11,485	12,783
North Carolina Eastern Municipal Power Agency, Series A 5.00%, 1/1/26 (Prerefunded 7/1/22) (2)	1,195	1,450
North Carolina Eastern Municipal Power Agency, Series B 5.00%, 1/1/26 (Prerefunded 1/1/19) (2)	4,700	5,307
North Carolina Eastern Municipal Power Agency, Series B 6.00%, 1/1/22 (1)(12)	3,000	3,679
North Carolina Eastern Municipal Power Agency, Series B 6.00%, 1/1/22 (12)	9,570	12,047
North Carolina Eastern Municipal Power Agency, Series D 5.00%, 1/1/25 (Prerefunded 7/1/22) (2)	9,120	11,068

North Dakota 0.1%		
Ward County, Trinity Health, 5.125%, 7/1/17	1,905	1,959
		1,959
Ohio 1.0%		
Columbus, Sewerage, Series A, 5.00%, 6/1/27 (Prerefunded 12/1/17) (2)	6,500	7,090
Franklin County, 5.00%, 12/1/23 (Prerefunded 12/1/17) (2)	4,000	4,363
Montgomery County Hosp. Revenue, Catholic Health Initiatives 5.25%, 5/1/29	4,510	5,219
Ohio Air Quality Dev. Auth., FirstEnergy Solutions, Series A, PCR 5.70%, 8/1/20	8,335	9,078
Ohio Air Quality Dev. Auth., FirstEnergy Solutions, Series D 2.25%, 8/1/29 (Tender 9/15/16)	6,000	6,004
Ohio Higher Ed. Fac., Cleveland Clinic Health, Series A 5.25%, 1/1/23	2,000	2,172
Ohio Water Dev. Auth., FirstEnergy Solutions, Series B, PCR 2.20%, 6/1/33 (Tender 6/1/16)	4,200	4,213
		38,139
Oregon 0.1%		
Oregon Fac. Auth., Legacy Health, Series A, 5.00%, 3/15/16	1,750	1,779
Western Generation Agency, Wauna Cogeneration, Series A 5.00%, 1/1/16 (13)	1,395	1,398
		3,177
Pennsylvania 2.4%		
Beaver County IDA, FirstEnergy Solutions, Series A, PCR 2.20%, 1/1/35 (Tender 7/1/16)	3,000	3,010
Bucks County IDA, Waste Management, 1.375%, 12/1/22 (Tender 2/1/17) (7)	2,750	2,756
Cumberland County Municipal Auth., Asbury Obligation Group 5.00%, 1/1/22	750	808
Montgomery County IDA, Albert Einstein Healthcare Network Series A, 5.00%, 1/15/17	1,250	1,308

Montgomery County IDA, Albert Einstein Healthcare Network Series A, 5.00%, 1/15/18	750	805
Montgomery County IDA, Albert Einstein Healthcare Network Series A, 5.00%, 1/15/19	1,000	1,093
Pennsylvania, GO, 5.375%, 7/1/16 (1)	3,000	3,104
Pennsylvania Economic Dev. Fin. Auth., Unemployment Series A, 5.00%, 7/1/18	6,250	6,958
Pennsylvania IDA, 5.00%, 7/1/16 (12)	730	753
Pennsylvania IDA, 5.00%, 7/1/16	1,250	1,289
Philadelphia Airport, Series A, 5.25%, 6/15/28	1,180	1,329
Philadelphia Airport, Series A, 5.25%, 6/15/29	4,145	4,679
Philadelphia Airport, Series D, 5.25%, 6/15/23 (7)	19,670	22,218
Philadelphia Airport, Series D, 5.25%, 6/15/24 (7)	22,340	24,996
Saint Mary Hosp. Auth, Catholic Health Initiatives, Trinity Health, Series A, 5.00%, 11/15/26	5,000	5,676
Saint Mary Hosp. Auth, Catholic Health Initiatives, Trinity Health, Series A, 5.25%, 11/15/23	8,000	9,290
Saint Mary Hosp. Auth., Catholic Health Initiatives, Trinity Health, Series B, 5.00%, 11/15/15	1,360	1,363
		91,435
Puerto Rico 0.0%		
Puerto Rico Ind., Tourism, Ed., Medical & Environmental Ascension Health Alliance, 6.375%, 11/15/15	170	170
		170
Rhode Island 0.3%		
Central Falls Detention Fac. Corp., 7.25%, 7/15/35 (10)(11)	980	244
Rhode Island Health & Ed. Building Corp., Care New England Series A, 5.00%, 9/1/17	2,250	2,392
Rhode Island Health & Ed. Building Corp., Care New England Series A, 5.00%, 9/1/18	2,280	2,476
Rhode Island Health & Ed. Building Corp., Care New England Series A, 5.00%, 9/1/19	1,240	1,360

Rhode Island Health & Ed. Building Corp., Care New England Series A, 5.00%, 9/1/20	1,000	1,100
Rhode Island Health & Ed. Building Corp., Care New England Series A, 5.00%, 9/1/21	1,305	1,430
Rhode Island Health & Ed. Building Corp., Care New England Series A, 5.00%, 9/1/22	2,705	2,945
Rhode Island Health & Ed. Building Corp., Care New England Series A, 5.00%, 9/1/23	1,000	1,090
		13,037
South Carolina 1.0%		
South Carolina Jobs Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/26	1,000	1,131
South Carolina Jobs Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/27	5,500	6,168
South Carolina Jobs Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/28	9,750	10,883
South Carolina Jobs Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/29	9,940	11,035
South Carolina Public Service Auth., Santee Cooper, Series A 5.00%, 1/1/17 (1)(12)	3,000	3,161
South Carolina Public Service Auth., Series B, 5.00%, 1/1/17 (1)	3,350	3,376
South Carolina Public Service Auth., Series B 5.00%, 1/1/19 (1)(12)	335	378
South Carolina Public Service Auth., Series B, 5.00%, 1/1/19 (1)	3,665	4,114
		40,246
South Dakota 0.1%		
South Dakota HEFA, Regional Health, 5.00%, 9/1/18	1,100	1,219
South Dakota HEFA, Regional Health, 5.00%, 9/1/19	1,430	1,621
South Dakota HEFA, Regional Health, 5.00%, 9/1/20	1,000	1,158
South Dakota HEFA, Regional Health, 5.00%, 9/1/21	1,000	1,141
		5,139

Tennessee 0.9%		
Chattanooga Health Ed. Housing Fac. Board, CDFI Phase I 5.00%, 10/1/25 (14)	1,300	1,492
Chattanooga Health Ed. Housing Fac. Board, CDFI Phase I 5.00%, 10/1/26 (14)	1,000	1,137
Chattanooga Health Ed. Housing Fac. Board, CDFI Phase I 5.00%, 10/1/27 (14)	1,050	1,185
Chattanooga Health Ed. Housing Fac. Board, CDFI Phase I 5.00%, 10/1/28 (14)	1,000	1,120
Chattanooga Health Ed. Housing Fac. Board, CDFI Phase I 5.00%, 10/1/29 (14)	1,000	1,111
Tennessee Energy Acquisition Corp., Goldman Sachs, Series A 5.00%, 9/1/16	3,500	3,625
Tennessee Energy Acquisition Corp., Goldman Sachs, Series A 5.25%, 9/1/18	3,000	3,311
Tennessee Energy Acquisition Corp., Goldman Sachs, Series A 5.25%, 9/1/21	1,500	1,755
Tennessee Energy Acquisition Corp., Goldman Sachs, Series A 5.25%, 9/1/24	12,770	15,072
Tennessee Energy Acquisition Corp., Goldman Sachs, Series A 5.25%, 9/1/26	4,945	5,867
		35,675
Texas 14.3%		
Central Texas Regional Mobility Auth., 5.00%, 1/1/20	800	876
Central Texas Regional Mobility Auth., 5.00%, 1/1/22	845	932
Central Texas Regional Mobility Auth., 5.00%, 1/1/23	500	556
Central Texas Regional Mobility Auth., Series A, 5.00%, 1/1/23	475	551
Central Texas Regional Mobility Auth., Series A, 5.00%, 1/1/33	2,600	2,805
Cypress Fairbanks Independent School Dist., GO 5.00%, 2/15/24	7,205	8,445
Dallas Area Rapid Transit, Sales Tax, 5.00%, 12/1/25 (Prerefunded 12/1/18) (2)	8,065	9,077
Dallas Area Rapid Transit, Sales Tax, Series A, 5.00%, 12/1/22	3,500	3,948

Dallas-Fort Worth Regional Airport, ETC, Series F 5.25%, 11/1/28	1,850	2,143
Dallas-Fort Worth Regional Airport, Series B, 5.00%, 11/1/19	3,000	3,450
Dallas-Fort Worth Regional Airport, Series B, 5.00%, 11/1/23	2,400	2,757
Dallas-Fort Worth Regional Airport, Series B, 5.00%, 11/1/29	5,985	6,801
Dallas-Fort Worth Regional Airport, Series D, 5.25%, 11/1/28	2,000	2,346
Dallas-Fort Worth Regional Airport, Series D, 5.25%, 11/1/29	1,300	1,518
Dallas-Fort Worth Regional Airport, Series G, 5.00%, 11/1/26	1,000	1,152
Dallas-Fort Worth Regional Airport, Series G, 5.00%, 11/1/28	13,770	15,817
Decatur Hosp. Auth., Wise Regional Health, Series A 5.00%, 9/1/19	875	976
Decatur Hosp. Auth., Wise Regional Health, Series A 5.00%, 9/1/22	450	497
Decatur Hosp. Auth., Wise Regional Health, Series A 5.00%, 9/1/34	1,250	1,318
Decatur Hosp. Auth., Wise Regional Health, Series A 5.25%, 9/1/29	1,000	1,082
Guadalupe-Blanco River Auth., AEP Texas Central, IDRB 5.625%, 10/1/17	1,800	1,950
Harris County Cultural Ed. Fac., Houston Methodist, Series C1 VRDN, 0.01%, 12/1/24	3,700	3,700
Harris County Cultural Ed. Fac., Houston Methodist, Series C2 VRDN, 0.01%, 12/1/27	5,480	5,480
Harris County Cultural Ed. Fac., Houston Methodist, Series B 5.25%, 12/1/16	1,500	1,577
Harris County Cultural Ed. Fac., Memorial Hermann Health Series A, 5.00%, 6/1/24	15,000	16,688
Harris County Cultural Ed. Fac., Saint Luke's Episcopal Health 5.00%, 2/15/16 (12)	4,430	4,492
Harris County Cultural Ed. Fac., Saint Luke's Episcopal Health 5.00%, 2/15/17 (12)	3,665	3,879
Harris County Health Fac. Dev. Corp., Memorial Hermann Healthcare, Series B, 7.00%, 12/1/27 (Prerefunded 12/1/18) (2)	2,225	2,638
Houston, Combined Utility, Series C, 5.00%, 5/15/27	8,950	10,612

Houston, Combined Utility, Series C, 5.00%, 5/15/28	6,655	7,859
Houston, Pubic Improvement, Series A, GO, 5.00%, 3/1/27	6,000	7,094
Houston, Pubic Improvement, Series A, GO, 5.00%, 3/1/29	2,320	2,710
Houston, Public Improvement, Series D, GO, 5.00%, 3/1/22 (3)	30	30
Houston, United Airlines, Series E, IDRB, 4.50%, 7/1/20 (7)	1,730	1,823
Houston, United Airlines, Series E, IDRB, 4.75%, 7/1/24 (7)	5,630	6,122
Houston, United Airlines, Series E, IDRB, 5.00%, 7/1/29 (7)	10,200	10,879
Houston, United Airlines, Series B-1, IDRB, 5.00%, 7/15/35 (7)	3,250	3,400
Love Field Airport Modernization, Southwest Airlines, IDRB 5.00%, 11/1/18 (7)	3,095	3,386
Lower Colorado River Auth., Series D, 5.00%, 5/15/30	4,450	5,088
Lower Colorado River Auth., Series D, 5.00%, 5/15/31	2,630	2,991
Lower Colorado River Auth., Transmission Services, Series A 5.00%, 5/15/26	2,890	3,368
Lower Colorado River Auth., Transmission Services, Series A 5.00%, 5/15/28	9,800	11,236
Lower Colorado River Auth., Transmission Services, Series A 5.00%, 5/15/30	13,805	15,636
Lower Colorado River Auth., Transmission Services, Series A 5.00%, 5/15/31	10,000	11,276
Lower Colorado River Auth., Transmission Services, Series B 5.00%, 5/15/17	6,740	7,196
North Texas Tollway Auth., 5.00%, 1/1/20	2,350	2,702
North Texas Tollway Auth., 5.00%, 1/1/25	2,090	2,343
North Texas Tollway Auth., Series A, 5.00%, 1/1/22	2,195	2,599
North Texas Tollway Auth., Series A, 5.00%, 1/1/23	3,580	4,275
North Texas Tollway Auth., Series A, 5.00%, 1/1/29	3,185	3,572
North Texas Tollway Auth., Series A, 6.00%, 1/1/25	540	599
North Texas Tollway Auth., Series A, 6.00%, 1/1/25 (Prerefunded 1/1/18) (2)	3,840	4,270
North Texas Tollway Auth., Series B, 5.00%, 1/1/27	10,205	11,561
North Texas Tollway Auth., Series B, 5.00%, 1/1/28	7,440	8,393

North Texas Tollway Auth., Series C, 6.00%, 1/1/25	3,690	4,174
North Texas Tollway Auth., Special Projects, Series D 5.25%, 9/1/27	9,775	11,591
San Antonio Electric & Gas, 5.00%, 2/1/23	10,000	10,917
San Antonio Electric & Gas, 5.00%, 2/1/24	10,000	10,910
San Antonio Electric & Gas, Series A, 5.00%, 2/1/21 (Prerefunded 2/1/16) (2)	1,500	1,518
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, 5.00%, 11/15/18	1,340	1,505
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, 5.00%, 8/15/20 (12)	190	223
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, 5.00%, 8/15/20	2,380	2,737
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, 5.25%, 8/15/21 (Prerefunded 8/15/20) (2)	185	218
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, 5.25%, 8/15/22 (Prerefunded 8/15/20) (2)	115	136
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, 5.25%, 8/15/24 (Prerefunded 8/15/20) (2)	280	330
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, 5.25%, 8/15/25 (Prerefunded 8/15/20) (2)	305	360
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, 5.75%, 11/15/24 (Prerefunded 11/15/18) (2)	1,625	1,857
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, Series 1, 6.25%, 11/15/29 (Prerefunded 11/15/18) (2)	3,375	3,908
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, Series 2, 6.25%, 11/15/29 (Prerefunded 11/15/18) (2)	205	237
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, Unrefunded, 5.25%, 8/15/22 (Prerefunded 8/15/20) (2)	2,315	2,729
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, Unrefunded, 5.25%, 8/15/22 (Prerefunded 8/15/20) (2)	1,465	1,727

Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, Unrefunded, 5.25%, 8/15/24 (Prerefunded 8/15/20) (2)	3,505	4,132
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, 5.25%, Unrefunded, 8/15/25 (Prerefunded 8/15/20) (2)	3,825	4,510
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, Unrefunded, 5.75%, 11/15/24 (Prerefunded 11/15/18) (2)	2,135	2,440
Tarrant County Cultural Ed. Fac. Fin. Corp., Baylor Scott & White Healthcare, Unrefunded, 6.25%, 11/15/29 (Prerefunded 11/15/18) (2)	1,420	1,644
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, Series A, 5.00%, 2/15/16	2,000	2,028
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, Series A, 5.00%, 2/15/17	1,115	1,178
Tarrant County Cultural Ed. Fac. Fin. Corp., Texas Health Resources, Series A, 5.00%, 2/15/22	6,995	7,389
Texas A&M Univ. System, Series B, 5.00%, 5/15/18	1,800	1,997
Texas A&M Univ. System, Series D, 5.00%, 5/15/25	7,325	8,403
Texas Municipal Gas Acquisition & Supply I, Merrill Lynch Series A, 5.25%, 12/15/17	4,520	4,897
Texas Municipal Gas Acquisition & Supply I, Merrill Lynch Series A, 5.25%, 12/15/22	2,735	3,215
Texas Municipal Gas Acquisition & Supply I, Merril Lynch Series D, 5.625%, 12/15/17	2,350	2,486
Texas Municipal Gas Acquisition & Supply I, Merrill Lynch Series D, 6.25%, 12/15/26	30,410	36,931
Texas Municipal Gas Acquisition & Supply III, Macquarie Group 5.00%, 12/15/26	325	366
Texas Municipal Gas Acquisition & Supply III, Macquarie Group 5.00%, 12/15/27	2,000	2,229
Texas Municipal Gas Acquisition & Supply III, Macquarie Group 5.00%, 12/15/28	28,165	31,144
Texas Municipal Gas Acquisition & Supply III, Macquarie Group 5.00%, 12/15/29	8,535	9,370

Texas Municipal Gas Acquisition & Supply III, Macquarie Group 5.00%, 12/15/32	8,250	9,035
Texas Transportation Commission, Series 2006, 5.00%, 4/1/21 (Prerefunded 4/1/16) (2)	8,200	8,365
Texas Transportation Commission, Series 2007, 5.00%, 4/1/21 (Prerefunded 4/1/17) (2)	3,450	3,670
Texas Transportation Commission, 5.00%, 10/1/23	14,000	17,151
Texas Transportation Commission, 5.00%, 4/1/26 (Prerefunded 4/1/16) (2)	27,500	28,054
Texas Transportation Commission, 5.00%, 4/1/26 (Prerefunded 4/1/17) (2)	7,000	7,446
Texas Transportation Commission, Central Texas Turnpike Series B, 5.00%, 8/15/32	14,785	16,486
Texas Transportation Commission, Central Texas Turnpike Series C, 5.00%, 8/15/31	7,115	7,911
Univ. of Texas, Board of Regents, Series B 5.00%, 8/15/23 (Prerefunded 8/15/16) (2)	2,335	2,421
Univ. of Texas, Board of Regents, Series B, 5.00%, 8/15/28	12,080	14,523
		552,969
Utah 0.7%		
Intermountain Power Agency, Series A, 5.00%, 7/1/19	2,350	2,682
Murray City, IHC Health, Series D, VRDN, 0.01%, 5/15/36	500	500
Utah, GO, 5.00%, 7/1/18	6,500	7,243
Utah Transit Auth., Sales Tax, 5.00%, 6/15/25	2,250	2,603
Utah Transit Auth., Sales Tax, 5.00%, 6/15/26	3,195	3,663
Utah Transit Auth., Sales Tax, 5.00%, 6/15/27	3,645	4,140
Utah Transit Auth., Sales Tax, 5.00%, 6/15/28	3,850	4,351
		25,182
Virginia 5.1%		
Arlington County, Public Improvement, Series A, GO 5.00%, 8/1/26	1,800	2,115

Arlington County, Public Improvement, Series A, GO 5.00%, 8/1/27	1,550	1,816
Botetout County, Glebe, Series A, 4.75%, 7/1/23	2,365	2,385
Chesterfield County Economic Dev. Auth., Virginia Electric & Power, PCR, Series A, 5.00%, 5/1/23	1,170	1,319
Fairfax County IDA, INOVA Health, Series D, 5.00%, 5/15/28	15,250	17,627
Fairfax County Water Auth., 5.00%, 4/1/24	7,005	8,449
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, 5.00%, 6/15/30	1,645	1,825
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, 5.00%, 6/15/31	1,000	1,108
Fredericksburg Economic Dev. Auth., Mary Washington Healthcare, 5.25%, 6/15/22	3,415	3,867
Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/27	1,325	1,576
Greater Richmond Convention Center, Hotel Tax 5.00%, 6/15/28	3,140	3,710
Hampton Roads Sanitation Dist., Wastewater, 5.00%, 4/1/21 (Prerefunded 4/1/18) (2)	2,685	2,959
Hampton Roads Sanitation Dist., Wastewater, 5.00%, 4/1/27 (Prerefunded 4/1/18) (2)	2,745	3,025
Hampton Roads Sanitation Dist., Wastewater, Series A 5.00%, 7/1/29	3,890	4,640
Henrico County Water & Sewer, Series A, 5.00%, 5/1/26 (Prerefunded 5/1/16) (2)	2,590	2,652
Lexington IDA, Series A, 5.00%, 12/1/20	1,400	1,655
Loudoun County, Series B, GO, 5.00%, 11/1/18	3,875	4,361
Norfolk Economic Dev. Auth., Bon Secours Health 5.00%, 11/1/28	5,000	5,625
Richmond, Public Utility, 5.00%, 1/15/35	7,000	7,724
Virginia College Building Auth., Public Higher Ed. Fin. Program Series A, 5.00%, 9/1/27	2,680	2,950
Virginia College Building Auth., Public Higher Ed. Fin. Program Series B, 5.00%, 9/1/22	3,000	3,476
Virginia College Building Auth., Series A, 5.00%, 2/1/18	8,340	9,145

Virginia College Building Auth., Series A, 5.00%, 9/1/27 (Prerefunded 9/1/18) (2)	20	22
Virginia College Building Auth., Series A, 5.00%, 2/1/30	13,800	16,296
Virginia Public Building Auth., Series B, 5.00%, 8/1/23	4,255	4,848
Virginia Public Building Auth., Series C, 5.00%, 8/1/17	5,660	6,099
Virginia Public School Auth., 1997 Resolution, Series A 5.00%, 8/1/27 (Prerefunded 8/1/18) (2)	2,250	2,507
Virginia Small Business Fin. Auth., Elizabeth River Crossings 5.25%, 1/1/32 (7)	3,500	3,824
Virginia Small Business Fin. Auth., Elizabeth River Crossings 5.50%, 1/1/42 (7)	11,315	12,313
Virginia Transportation Board, Federal Highway, Series A, GAN 5.00%, 9/15/23	7,660	9,062
Virginia Transportation Board, Federal Highway, Series A, GAN 5.00%, 9/15/24	2,175	2,560
Virginia Transportation Board, Federal Highway, Series A, GAN 5.00%, 9/15/27	5,000	5,771
Virginia Transportation Board, Route 58, Series B 5.00%, 5/15/18	18,665	20,694
Virginia Transportation Board, Series A, 5.00%, 5/15/18	7,985	8,853
Winchester IDA, Valley Health, 5.00%, 1/1/30	250	288
Winchester IDA, Valley Health, 5.00%, 1/1/31	2,275	2,602
Winchester IDA, Valley Health, 5.00%, 1/1/33	3,000	3,379
Winchester IDA, Valley Health, Series A, 5.00%, 1/1/27	750	863
Winchester IDA, Valley Health, Series A, 5.00%, 1/1/28	450	512
Winchester IDA, Valley Health, Series A, 5.00%, 1/1/29	945	1,068
		195,570
Washington 2.4%		
Central Puget Sound Regional Transportation Auth., Series P1 5.00%, 2/1/18	1,000	1,098
Central Puget Sound Regional Transportation Auth., Series S1 5.00%, 11/1/31	12,000	14,289
Port of Seattle, 5.00%, 2/1/26 (6)	2,130	2,155

Port of Seattle, Series A, 5.00%, 8/1/31	3,500	4,021
Port of Seattle, Series B, 5.00%, 3/1/32	2,000	2,270
Seattle, Light & Power, Series A, 5.00%, 5/1/17	5,510	5,881
Washington, Motor Vehicle Fuel Tax, 5.00%, 7/1/23 (Prerefunded 7/1/16) (2)(3)	3,565	3,676
Washington, Motor Vehicle Fuel Tax, GO, 5.00%, 7/1/26	4,130	4,931
Washington, Series A, 5.00%, 7/1/22 (Prerefunded 7/1/18) (2)	2,100	2,332
Washington, Series A, 5.00%, 7/1/26 (Prerefunded 7/1/17) (2)	11,750	12,618
Washington, Series R, GO, 5.00%, 7/1/29	12,850	15,213
Washington, Series R, GO, 5.00%, 7/1/32	9,200	10,721
Washington Health Care Fac. Auth., Overlake Hosp. Medical Center, 5.00%, 7/1/19	1,045	1,184
Washington Health Care Fac. Auth., Overlake Hosp. Medical Center, 5.25%, 7/1/21	1,500	1,734
Washington Health Care Fac. Auth., Overlake Hosp. Medical Center, 5.25%, 7/1/22	2,000	2,287
Washington Health Care Fac. Auth., Overlake Hosp. Medical Center, 5.25%, 7/1/23	2,580	2,922
Washington State, Series A, 5.00%, 7/1/23 (Prerefunded 7/1/17) (2)	4,600	4,940
		92,272
Wisconsin 1.3%		
Public Fin. Auth., National Gypsum, IDRB, 5.25%, 4/1/30 (7)	5,000	5,135
Wisconsin, Series 2, GO, 5.00%, 5/1/25	5,000	5,959
Wisconsin, Series 2012-1, GO, 5.00%, 5/1/18	14,000	15,508
Wisconsin, Series 2014-1, GO, 5.00%, 5/1/18	10,000	11,077
Wisconsin, Series B, GO, 4.00%, 5/1/17	9,880	10,405
Wisconsin, Series B, GO, 5.00%, 5/1/28	1,750	2,047
		50,131
Total Municipal Securities (Cost $3,616,901)		3,814,216

Total Investments in Securities	
98.8% of Net Assets (Cost $3,616,901)	**$ 3,814,216**

‡ Par is denominated in U.S. dollars unless otherwise noted.

(1) Insured by National Public Finance Guarantee Corp.

(2) Prerefunded date is used in determining portfolio maturity.

(3) Insured by Assured Guaranty Municipal Corp.

(4) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $6,277 and represents 0.2% of net assets.

(5) Insured by Financial Guaranty Insurance Company

(6) Insured by Syncora Guarantee

(7) Interest subject to alternative minimum tax

(8) Insured by AMBAC Assurance Corp.

(9) In default with respect to payment of principal and interest.

(10) Non-income producing

(11) In default with respect to payment of interest.

(12) Escrowed to maturity

(13) Insured by ACA Financial Guaranty Corp.

(14) When-issued security

(15) Insured by Assured Guaranty U.S. Holdings

CDA Community Development Administration/Authority

COP Certificate of Participation

DOT Department of Transportation

EFA Educational Facility Authority

ETC Equipment Trust Certificate

GAN Grant Anticipation Note

GO General Obligation

HEFA Health & Educational Facility Authority

HFA Health Facility Authority

HFFA Health Facility Financing Authority

HHEFA Health & Higher Educational Facility Authority

IDA Industrial Development Authority/Agency

IDRB Industrial Development Revenue Bond

PCR Pollution Control Revenue

PIK Payment In-Kind

VR Variable Rate; rate shown is effective rate at period-end.

VRDN Variable Rate Demand Note under which the holder has the right to sell the security to the issuer or the issuer's agent at a predetermined price (generally par) on specified dates (generally daily or weekly) upon required notification; such specified dates are considered the effective maturity for purposes of the fund's weighted average maturity; rate shown is effective rate at period-end and maturity date shown is final maturity.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,616,901)	$ 3,814,216
Interest receivable	52,426
Receivable for shares sold	6,353
Receivable for investment securities sold	857
Cash	88
Total assets	3,873,940
Liabilities	
Payable for investment securities purchased	7,470
Payable for shares redeemed	3,789
Investment management and administrative fees payable	1,051
Other liabilities	1,742
Total liabilities	14,052
NET ASSETS	$ 3,859,888
Net Assets Consist of:	
Undistributed net investment income	$ 1,043
Accumulated undistributed net realized loss	(16,572)
Net unrealized gain	197,315
Paid-in capital applicable to 323,216,083 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized	3,678,102
NET ASSETS	$ 3,859,888
NET ASSET VALUE PER SHARE	
Investor Class	
($3,855,319,556 / 322,833,430 shares outstanding)	$ 11.94
Advisor Class	
($4,567,954 / 382,653 shares outstanding)	$ 11.94

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 10/31/15	10/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 104,642	$ 92,678
Net realized loss	(772)	(1,950)
Change in net unrealized gain / loss	(11,974)	110,634
Increase in net assets from operations	91,896	201,362
Distributions to shareholders		
Net investment income		
Investor Class	(104,259)	(92,319)
Advisor Class	(99)	(53)
Net realized gain		
Investor Class	(97)	–
Decrease in net assets from distributions	(104,455)	(92,372)
Capital share transactions*		
Shares sold		
Investor Class	1,002,157	1,353,328
Advisor Class	3,512	2,431
Distributions reinvested		
Investor Class	82,589	73,807
Advisor Class	93	47
Shares redeemed		
Investor Class	(1,069,621)	(658,407)
Advisor Class	(2,332)	(783)
Increase in net assets from capital share transactions	16,398	770,423
Net Assets		
Increase during period	3,839	879,413
Beginning of period	3,856,049	2,976,636
End of period	**$ 3,859,888**	**$ 3,856,049**
Undistributed net investment income	1,043	894

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Summit Municipal Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Intermediate Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks the highest level of income exempt from federal income taxes consistent with moderate price fluctuation. The fund has two classes of shares: the Summit Municipal Intermediate Fund original share class, referred to in this report as the Investor Class, offered since October 29, 1993, and the Summit Municipal Intermediate Fund–Advisor Class (Advisor Class), offered since August 8, 2012. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan; the Investor Class does not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On October 31, 2015, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their fair values. There were no material transfers between Levels 1 and 2 during the year ended October 31, 2015.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended October 31, 2015, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of October 31, 2015, the fund held no derivative instruments.

Additionally, during the year ended October 31, 2015, the fund recognized $364,000 of loss on interest rate derivatives, included in realized gain(loss) on Futures on the accompanying Statement of Operations.

Futures Contracts The fund is subject to interest rate risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the year ended October 31, 2015, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $692,848,000 and $449,075,000, respectively, for the year ended October 31, 2015.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to differences between book/tax amortization policies. For the year ended October 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2015 and October 31, 2014, were characterized for tax purposes as follows:

At October 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from certain derivative contracts, for tax purposes.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. The fund’s available capital loss carryforwards as of October 31, 2015, expire as follows: $579,000 in fiscal 2016; $10,270,000 have no expiration.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.50% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses. Interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

As of October 31, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 20,938 shares of the Advisor Class, aggregating less than 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Summit Municipal Funds, Inc. and
Shareholders of T. Rowe Price Summit Municipal Intermediate Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Summit Municipal Intermediate Fund (one of the portfolios comprising T. Rowe Price Summit Municipal Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 15, 2015

Tax Information (Unaudited) for the Tax Year Ended 10/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$97,000 from short-term capital gains

●	$103,730,000 which qualified as exempt-interest dividends.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[179]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
1993	present); Director and Advisory Board Member, Deutsche Bank North
[179]	America (2004 to present); Director, Under Armour (2008 to present);
Director, Vornado Real Estate Investment Trust (2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001
[179]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial
(1951)	Realty Trust, an owner and operator of industrial properties (2009 to
2013	present); Chairman of the Board (2005 to present) and Director (1999
[179]	to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2013	telecommunications companies (2008 to 2011); Advisory Board
[179]	Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997
to present)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[179]	Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[179]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2013	a nonprofit education and social policy research organization
[179]	(2011 to present); Member, National Academy of Education
(2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisers (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
1993	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[179]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[179]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[179]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Edward A. Wiese, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
(1959)	Price International, and T. Rowe Price Trust Company; Vice President,
2015	Summit Municipal Funds
[54]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Summit
Municipal Funds	Principal Occupation(s)

Austin Applegate (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Senior Municipal Credit
Research Analyst, Barclays (to 2011)

R. Lee Arnold, Jr., CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc. and T. Rowe Price
Services, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles E. Emrich (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sarah J. Engle (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Program Examiner and
Policy Analyst, Office of Management & Budget
(to 2012); Analyst, Moody’s Investor Service
(to 2010)

Stephanie A. Gentile, CFA (1956)	Vice President, T. Rowe Price; formerly, Director,
Vice President	Credit Suisse Securities (to 2014)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Dominic Janssens (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Dylan Jones, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug (1964)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

James T. Lynch, CFA (1983)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price and T. Rowe Price
Treasurer and Vice President	Trust Company

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alexander S. Obaza (1981)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary,
Vice President	T. Rowe Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Chen Shao (1980)	Assistant Vice President, T. Rowe Price
Assistant Vice President

Douglas D. Spratley, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,366,000 and $2,159,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 15, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 15, 2015

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date December 15, 2015